                                                                   Exhibit 10(x)

                                CREDIT AGREEMENT
                                ----------------


     THIS CREDIT AGREEMENT dated as of January 31, 2001, among NATIONAL DATA CORPORATION, a Delaware corporation, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, Swing Line Lender and LC Issuer.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, certain banks and other financial institutions that are parties thereto, Bank One, N.A. (formerly The First National Bank of Chicago), as administrative agent, and Wachovia Bank, N.A., as documentation agent, are parties to a certain Credit Agreement dated as of December 19, 1997, as the same has heretofore been amended and supplemented, and is now in effect (the "Existing Credit Agreement");

     WHEREAS, the eCommerce business segment of the Borrower has been organized as Global Payments Inc. and its subsidiaries, and the Borrower intends to distribute to its shareholders on a pro rata basis all of the common stock of Global Payments Inc.;

     WHEREAS, immediately prior to such distribution, Global Payments Inc. shall pay to the Borrower a cash dividend to reflect Global Payment Inc.'s share of the Borrower's debt prior to such distribution;

     WHEREAS, the Borrower shall use all or a portion of such cash dividend to pay amounts outstanding under the Existing Credit Agreement;

     WHEREAS, upon such repayment, the Borrower has requested that the Lenders establish in its favor a revolving credit facility in order to provide the Borrower a source of working capital and other funds for general corporate purposes of the Borrower and its Subsidiaries, and simultaneously therewith the Borrower shall pay any and all other amounts due and owing under the Existing Credit Agreement and all commitments of the lenders under the Existing Credit Agreement shall be terminated;

     WHEREAS, the Lenders have agreed to establish such revolving credit facility on the terms, and subject to the conditions and requirements, set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     SECTION 1.1.    Definitions. The terms as defined in this Section 1.1
                     -----------
shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

     "Acquired Entity" means the assets, in the case of an acquisition of
      ---------------
assets, or Capital Stock (or, if the context requires, the Person that is the issuer of such Capital Stock), in the case of an acquisition of Capital Stock, acquired by the Borrower or any of its Subsidiaries pursuant to an Acquisition permitted by Section 6.6.

     "Acquired Entity EBITDA" means, with respect to any Acquired Entity for any
      ----------------------
period, the net income of such Acquired Entity for such period plus to the extent deducted in the determination of such Acquired Entity's net income, the sum of such Acquired Entity's (a) aggregate amount of income tax expense for such period, (b) aggregate amount of interest expense for such period, and (c) aggregate amount of depreciation and amortization, all for such period and as determined in accordance with GAAP, provided that there shall be excluded from the determination of such Acquired Entity's net income (x) the net income (or loss) attributable to all joint ventures and non-wholly owned subsidiaries of such Acquired Entity that are subject to restrictions as to distribution of funds from such entities to the Acquired Entity or any of its wholly owned subsidiaries, to the extent that cash has not actually been distributed to such Acquired Entity or its wholly owned subsidiary, and (y) all non-cash gains or losses.

     "Acquisition" means any transaction, or any series of related transactions,
      -----------
consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation, partnership, limited liability company or division thereof, whether through purchase of assets, merger or otherwise, or
(ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Administrative Agent" means Bank One, in its capacity as administrative
      --------------------
agent for the Lenders hereunder, its successors and permitted assigns in such capacity, and any other Person appointed as Administrative Agent in accordance with Section 8.9.

     "Administrative Agent/Arranger Letter Agreement" means that certain letter
      ----------------------------------------------
agreement dated as of October 16, 2000, among the Administrative Agent, the Arranger, and the Borrower relating to certain fees from time to time payable to the Administrative Agent and the Arranger, together with all amendments and supplements thereto.

     "Advance" means a Borrowing hereunder (and, in the case of a Eurodollar
      -------
Advance, the conversion or continuation thereof) consisting of the aggregate amount of the several Loans made by one or more of the Lenders to the Borrower on the same Borrowing Date (or date of conversion or continuation), of the same Type and, in the case of a Fixed Rate Advance, for the same Interest Period, and includes a Syndicated Advance and a Swing Line Advance.

     "Affiliate" means (i) any Person that directly, or indirectly through one
      ---------
or more intermediaries, controls the Borrower (a "Controlling Person"), (ii) any Person (other than the Borrower) which is controlled by or is under common control with a Controlling Person, or (iii) any Person of which the Borrower owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Commitment" means the aggregate of the Commitments of all the
      --------------------
Lenders, being $50,000,000 as of the date of this Agreement, as the same may be reduced from time to time pursuant to the terms hereof.

     "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate
      -------------------------------------
of the Outstanding Credit Exposure of all the Lenders.

     "Aggregate Subsidiary Threshold" means an amount equal to eighty percent
      ------------------------------
(80%) of the total consolidated revenue of the Borrower and its Subsidiaries for the most recent Fiscal Quarter as shown on the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, as most recently delivered or required to be delivered pursuant to Section 5.1.

     "Agreement" means this Credit Agreement, together with all amendments and
      ---------
supplements hereto and all restatements hereof.

     "Alternate Base Rate" means, for any day, a rate of interest per annum
      -------------------
equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2%.

     "Applicable Margin" means, at any date of determination thereof with
      -----------------
respect to any Syndicated Advance, the respective rates per annum for such Syndicated Advance calculated in accordance with Section 2.9.

     "Applicable Pledge Amount" means, in respect of the amount of Capital Stock
      ------------------------
of a First Tier Non-U.S. Operating Subsidiary to be pledged to the Administrative Agent, for the ratable benefit of the Lenders, Swing Line Lender, LC Issuer and Administrative Agent, pursuant to a Pledge Agreement, the lesser of (i) 65% of all outstanding Capital Stock of such Subsidiary, and (ii) the total amount of all outstanding Capital Stock of such Subsidiary owned by the Borrower and its other Subsidiaries.

     "Approved Investment Policy" means, with respect to the Borrower or any of
      --------------------------
its Subsidiaries, the cash investments policy formally approved by its Board of Directors from time to time, and approved by the Required Lenders, together with any subsequent amendment, exception or supplement thereto, to the extent such amendment, exception or supplement has been approved by the Required Lenders.

     "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation,
      --------
and its successors, in its capacity as arranger of the credit facilities provided to the Borrower by this Agreement.

     "Asset Sale" means the sale (including any transaction that has the
      ----------
economic effect of a sale), transfer or other disposition (by way of merger or otherwise, including sales in connection with a sale and leaseback transaction, or as a result of any condemnation or casualty in respect of property) by the Borrower or any Subsidiary to any Person other than the Borrower or any Subsidiary Guarantor, of (i) any capital stock of any Subsidiary, or (ii) any other assets of the Borrower or any Subsidiary (other than inventory, obsolete or worn out assets, scrap, and cash and cash equivalent investments made pursuant to an Approved Investment Policy, in each case disposed of in the ordinary course of business), except sales, transfers or other dispositions of any assets in one transaction or a series of related transactions having a value not in excess of $50,000.

     "Assignee" has the meaning set forth in Section 9.8(c)
      --------

     "Assignment Agreement" means an Assignment Agreement executed in accordance
      --------------------
with Section 9.8(c) in the form attached hereto as Exhibit E.
                                                   ---------

     "Authorized Officer" means any of the President, Chief Financial Officer,
      ------------------
Treasurer, or Secretary of the Borrower, acting singly.

     "Available Aggregate Commitment" means, at any time, the Aggregate
      ------------------------------
Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

     "Bank One" means Bank One, NA, a national banking association having its
      --------
principal office in Chicago, Illinois, and its successors and assigns.

     "Borrower" means National Data Corporation, a Delaware corporation, and its
      --------
successors and permitted assigns.

     "Borrowing" means a borrowing hereunder consisting of a Loan or Loans made
      ---------
to the Borrower pursuant to Article 2.

     "Borrowing Date" means a date on which an Advance is made hereunder.
      --------------

     "Business Day" means (i) with respect to any borrowing, payment or rate
      ------------
selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

     "Capital Expenditures" means, without duplication, any expenditures for any
      --------------------
purchase or other acquisition of any asset that would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, but excluding any such assets acquired as part of an Acquisition otherwise permitted pursuant to the terms of this Agreement.

     "Capital Stock" means any nonredeemable capital stock (or in the case of a
      -------------
partnership or limited liability company, the partners' or members' equivalent equity interest) of the Borrower or any of its Consolidated Subsidiaries (to the extent issued to a Person other than the Borrower), whether common or preferred.

     "Capitalized Lease" of a Person means any lease of Property by such Person
      -----------------
as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

     "CERCLA" means the Comprehensive Environmental Response Compensation and
      ------
Liability Act, 42 U.S.C. (S) 9601 et. seq. and its implementing regulations and amendments.

     "CERCLIS" means the Comprehensive Environmental Response Compensation and
      -------
Liability Inventory System established pursuant to CERCLA.

     "Closing Date" means the date on which all conditions set forth in Section
      ------------
3.1 are fulfilled.

     "Code" means the Internal Revenue Code of 1986, as amended, or any
      ----
successor Federal tax code.

     "Collateral Shortfall Amount" is defined in Section 7.3.
      ---------------------------

     "Commitment" means for each Lender, the obligation of such Lender to make
      ----------
Syndicated Loans, and participate in Facility LCs and Swing Line Loans, in an aggregate amount not exceeding the applicable amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment thereof that has become effective pursuant to Section 9.8(c), as such amount may be reduced from time to time pursuant to the terms hereof.

     "Compliance Certificate" means a compliance certificate, substantially in
      ----------------------
the form of Exhibit D hereto, signed by the chief financial officer or chief
            ---------
accounting officer of the Borrower, showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof.

     "Consolidated Adjusted EBITDA" means, as at any date of determination for
      ----------------------------
any period, with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP, the Consolidated Net Income of the Borrower for such period, plus (a) to the extent deducted from revenues in determining such Consolidated Net Income, (i) Consolidated Interest Expense for such period, (ii) expense for income taxes paid or accrued during such period, (iii) depreciation during such period, and (iv) amortization for such period, plus, without duplication (b) any Acquired Entity EBITDA during such period calculated on a pro forma basis as of the first day of such period.

     "Consolidated Debt" means at any date all Debt of the Borrower and its
      -----------------
Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated EBITR" means, as at any date of determination for any period,
      ------------------
with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP, Consolidated Net Income of the Borrower for such period, plus to the extent deducted from revenues in determining such Consolidated Net Income, (i) Consolidated Fixed Charges for such period, and (ii) expenses for income taxes paid or accrued during such period.

     "Consolidated Fixed Charges" means, without duplication, as at any date of
      --------------------------
determination for any period, with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP, the sum of (i) Consolidated Interest Expense, and (ii) all payment obligations of the Borrower and its Consolidated Subsidiaries under all Operating Leases and rental agreements.

     "Consolidated Interest Expense" means, as at any date of determination for
      -----------------------------
any period, without duplication, interest, whether expensed or capitalized, in respect of outstanding Consolidated Debt of the Borrower and its Consolidated Subsidiaries during such period; provided that, in determining Consolidated Interest Expense, interest on Debt referred to in clauses (viii) and (ix) of the definition of Debt shall only be included to the extent that the Borrower's or any Consolidated Subsidiary's obligation to pay such Debt is not contingent in nature, as of any date of determination.

     "Consolidated Net Income" means, as at any date of determination for any
      -----------------------
period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period, but excluding (i) non-cash gains and losses, and (ii) any equity interests of the Borrower or any Consolidated Subsidiary in the unremitted earnings and losses of any Person that is not a Consolidated Subsidiary.

     "Consolidated Net Worth" means, at any date, the shareholders' (or in the
      ----------------------
case of a partnership or limited liability company, the partners' or the members') equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity
      -----------------------
the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

     "Consolidated Total Debt" means at any date, with respect to the Borrower
      -----------------------
and its Consolidated Subsidiaries on a consolidated basis as of such date and in accordance with GAAP, Consolidated Debt (excluding therefrom, however, Guarantees of Debt of the Borrower or any of its Consolidated Subsidiaries, respectively, by the Borrower or any such Consolidated Subsidiary).

     "Contribution Agreement" means the Contribution Agreement, substantially in
      ----------------------
the form of Exhibit C executed and delivered by the Borrower and those
            ---------
Consolidated Subsidiaries of the Borrower that are parties to the Subsidiary Guarantee, in favor of the Administrative Agent for the ratable benefit of the Lenders, Swing Line Lender, LC Issuer, and Administrative Agent, as the same may be amended, supplemented and restated from time to time.

     "Contribution Agreement Supplement" means the Supplement substantially in
      ---------------------------------
the form of Annex I to the Contribution Agreement executed and delivered by a
            -------
Domestic Operating Subsidiary of the Borrower pursuant to Section 5.3.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.3(g).
      ------------------------------

     "Credit Extension" means the making of an Advance or the issuance of a
      ----------------
Facility LC hereunder.

     "Credit Extension Date" means the Borrowing Date for an Advance or the
      ---------------------
issuance date for a Facility LC.

     "Debt" of any Person means at any date, without duplication, (i) all
      ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases and leases (so-called "synthetic leases") that are treated as finance leases for tax purposes but that do not constitute Capitalized Leases under generally accepted accounting principles, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person, (vii) all obligations (regardless of whether contingent or absolute) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all

Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person, (x) the present value of estimated future payments payable in connection with earn-out agreements executed in connection with Acquisitions by such Person, and (xi) the Net Mark-to-Market Exposure of such Person under all Rate Management Transactions, all as determined in accordance with GAAP.

     "Default" means any condition or event which constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Designated Officer" means any of the chairman, president, chief executive
      ------------------
officer, chief operating officer, chief financial officer, chief information officer, chief accounting officer, and treasurer of the Borrower.

     "Dollars" or "$" means dollars in lawful currency of the United States of
      -------      -
America.

     "Domestic Operating Subsidiary" means an Operating Subsidiary organized
      -----------------------------
under the laws of any State of the United States of America or the District of Columbia, or the federal laws of the United States of America.

     "Environmental Authorizations" means all licenses, permits, orders,
      ----------------------------
approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower and its Subsidiaries required by any Environmental Requirement.

     "Environmental Authority" means any foreign, federal, state, local or
      -----------------------
regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

     "Environmental Judgments and Orders" means all judgments, decrees or orders
      ----------------------------------
arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

     "Environmental Liabilities" means any liabilities, whether accrued,
      -------------------------
contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

     "Environmental Notices" means notice from any Environmental Authority or by
      ---------------------
any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any, violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

     "Environmental Proceedings" means any judicial or administrative
      -------------------------
proceedings arising from or in any way associated with any Environmental Requirement.

     "Environmental Releases" means releases as defined in CERCLA or under any
      ----------------------
applicable state or local environmental law or regulation.

     "Environmental Requirements" means any legal requirement relating to
      --------------------------
health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

     "Eurodollar Advance" means a Syndicated Advance which, except as otherwise
      ------------------
provided in Section 2.11, bears interest at a Eurodollar Rate.

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the
      --------------------
relevant Eurodollar Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars appearing on the Reuters Screen FRBD as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, and having a maturity equal to such Eurodollar Interest Period, provided that (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable Eurodollar Base Rate for the relevant Eurodollar Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, and having a maturity equal to such Eurodollar Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Eurodollar Interest Period shall instead be the rate determined by the Administrative Agent to the rate at which Bank One or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Eurodollar Interest Period.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Advance, a
      --------------------------
period of fourteen days or one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Each Eurodollar Interest Period of one, two, three or six months shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Syndicated Loan which, except as otherwise
      ---------------
provided in Section 2.11, bears interest at a Eurodollar Rate.

     "Eurodollar Rate" means, with respect to a Eurodollar Advance for the
      ---------------
relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin for Eurodollar Advances then in effect. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Event of Default" has the meaning set forth in Section 7.1.
      ----------------

     "Excluded Taxes" means, in the case of each Lender, Swing Line Lender, LC
      --------------
Issuer, or Administrative Agent, or its applicable Lending Installation, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which it is incorporated or organized, or (ii) the jurisdiction in which its principal executive office or applicable Lending Installation is located.

     "Existing Credit Agreement" means the Credit Agreement dated as of December
      -------------------------
19, 1997, among the Borrower, the lenders that are parties thereto, The First National Bank of Chicago (now Bank One), as Administrative Agent, and Wachovia Bank, N.A., as Documentation Agent, as the same has been amended and is in effect as of the Closing Date.

     "Facility LC" is defined in Section 2.4(a).
      -----------

     "Facility LC Application" is defined in Section 2.4(c).
      -----------------------

     "Facility LC Collateral Account" is defined in Section 2.4(k).
      ------------------------------

     "Facility Termination Date" means (i) January 29, 2002, or (ii) any earlier
      -------------------------
date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms of this Agreement.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Financial Statements (Annual)" means the balance sheet of such Person as
      -----------------------------
of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year.

     "Financial Statements (Quarterly)" means the balance sheet of such Person
      -------------------------------
as of the end of such quarter and the related statement of income and statement of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous Fiscal Year.

     "First Tier Non-U.S. Operating Subsidiary" means a Non-U.S. Operating
      ----------------------------------------
Subsidiary, the majority of whose Capital Stock is owned by the Borrower and/or its Domestic Operating Subsidiaries.

     "Fiscal Quarter" means any fiscal quarter of the Borrower.
      --------------

     "Fiscal Year" means any fiscal year of the Borrower.
      -----------

     "Fixed Charge Coverage Ratio" means the ratio, determined as of the end of
      ---------------------------
each Fiscal Quarter of the Borrower, for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters, of (i) Consolidated EBITR for such period to (ii) Consolidated Fixed Charges for such period.

     "Fixed Rate" means a Eurodollar Rate or Quoted Fixed Rate, as the case may
      ----------
be.

     "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.
      ------------------

     "Fixed Rate Swing Line Advance" means a Swing Line Advance which bears
      -----------------------------
interest at a Quoted Fixed Rate.

     "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.
      ---------------

     "Floating Rate" means, for any day, a rate per annum equal to the sum of
      -------------
(i) the Alternate Base Rate for such day, plus (ii) the Applicable Margin for Floating Rate Advances then in effect for such day, in each case changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means a Syndicated Advance or Swing Line Advance
      ---------------------
which bears interest at the Floating Rate.

     "Floating Rate Loan" means a Syndicated Loan or Swing Line Loan which bears
      ------------------
interest at the Floating Rate.

     "Form 10 Filing" means the registration statement on Form 10 filed by GPI
      --------------
with the Securities and Exchange Commission in respect of the Spin-off on September 8, 2000, as amended by each of Amendment No. 1 filed on October 27, 2000, Amendment No. 2 filed on November 2, 2000, Amendment No. 3 filed on December 1, 2000, Amendment No. 4 filed on

December 13, 2000, and Amendment No. 5 filed on December 28, 2000, all as effective on January 2, 2001.

     "GAAP" means generally accepted accounting principles applied on a basis
      ----
consistent with those which, in accordance with Section 1.2, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

     "GPI" means Global Payments Inc., a Georgia corporation, and its successors
      ---
and assigns.

     "GPI Group" means GPI and each of its Subsidiaries.
      ---------

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hazardous Materials" includes, without limitation, (a) solid or hazardous
      -------------------
waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. (S) 6901 et. seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

     "Indenture" means the trust indenture dated as of November 6, 1996, between
      ---------
National Data Corporation and The First National Bank of Chicago, as trustee, pursuant to which National Data Corporation issued its Convertible Subordinated Notes Due 2003 in an aggregate principal amount of $143,750,000.

     "Information Statement" means the Information Statement in respect of the
      ---------------------
Spin-off as sent to the Borrower's shareholders on December 28, 2000.

     "Interest Period" means (i) a Eurodollar Interest Period, or (ii) a Quoted
      ---------------
Fixed Rate Interest Period.

     "Investment" means any investment in any Person, whether by means of
      ----------
purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

     "LC Fee" is defined in Section 2.4(d).
      ------

     "LC Issuer" means Bank One (or any subsidiary or affiliate of Bank One
      ---------
designated by it) in its capacity as issuer of Facility LCs hereunder.

     "LC Obligations" means, at any time, the sum, without duplication, of (i)
      --------------
the aggregate undrawn stated amount of all Facility LCs outstanding at such time, plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

     "LC Payment Date" is defined in Section 2.4(e).
      ---------------

     "Lender" means each bank or other financial institution or lender listed on
      ------
the signature pages hereof as having a Commitment, and its successors and permitted assigns. Unless otherwise specified, the term "Lender" includes Bank One in its capacity as Swing Line Lender.

     "Lending Installation" means, with respect to a Lender, Swing Line Lender,
      --------------------
or LC Issuer, any office, branch, subsidiary or affiliate of such Lender, Swing Line Lender, or LC Issuer.

     "Level I Status" exists at any date if the Leverage Ratio in effect as of
      --------------
such date is less than 1.0 to 1.0.

     "Level II Status" exists at any date if the Leverage Ratio in effect as of
      ---------------
such date is greater than or equal to 1.0 to 1.0, but less than or equal to 1.5 to 1.0.

     "Level III Status" exists at any date if the Leverage Ratio in effect as of
      ----------------
such date is greater than 1.5 to 1.0, but less than or equal to 2.0 to 1.0.

     "Level IV Status" exists at any date if the Leverage Ratio in effect as of
      ---------------
such date is greater than 2.0 to 1.0.

     "Leverage Ratio" means, as of the end of any Fiscal Quarter, the ratio of
      --------------
Consolidated Total Debt as of such date to Consolidated Adjusted EBITDA for such Fiscal Quarter and the immediately preceding three Fiscal Quarters.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt,
      ----
deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement, which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law. For the purposes of this Agreement, the Borrower and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a Syndicated Loan or a Swing Line Loan, as the case may be.
      ----

     "Loan Documents" means this Agreement, the Notes, the Subsidiary Guarantee,
      --------------
the Contribution Agreement, the Pledge Agreements, the Facility LC Applications, and all other documents and agreements contemplated hereby and executed by the Borrower or any Consolidated Subsidiary of the Borrower in favor of the Administrative Agent or any Lender.

     "Margin Stock" means "margin stock" as defined in Regulations T, U or X.
      ------------

     "Material Adverse Effect" means, with respect to any event, act, condition
      -----------------------
or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries (excluding the GPI Group prior to giving effect to the Spin-off) taken as a whole, (b) the rights and remedies of the Administrative Agent, the LC Issuer, the Swing Line Lender, or the Lenders under the Loan Documents, or the ability of the Borrower or any of its Subsidiaries to perform its obligations under the Loan Documents to which it is a party (such obligations to include, without limitation, payment of the Obligations and observance and performance of the covenants set forth in Articles 5 and 6 hereof), as applicable, or (c) the legality, validity or enforceability of any Loan Document.

     "Maturity Date" means the Facility Termination Date or, if the Borrower has
      -------------
exercised the term-out option pursuant to Section 2.25, the date to which the Maturity Date has been extended pursuant to such Section, or in any event such earlier date on which an acceleration of the maturity of the Obligations has occurred pursuant to Section 7.3.

     "Modify" and "Modification" are defined in Section 2.4(a).
      ------       ------------

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)
      ------------------
(3) of ERISA.

     "Net Income" means, as applied to any Person for any period, the aggregate
      ----------
amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

     "Net Mark-to-Market Exposure" means, with respect to any Person as of any
      ---------------------------
date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. "Unrealized losses" means the fair market value of the cost to such Person of
 -----------------
replacing such Rate Management Transaction as of the date of determination and on the same terms thereof (assuming the Rate Management Transaction were to be terminated as of that date), and "unrealized profits" means the fair market
                                  ------------------
value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination and on the same terms thereof (assuming such Rate Management Transaction were to be terminated as of that date).

     "Net Proceeds of Capital Stock" means any proceeds received or deemed
      -----------------------------
received by the Borrower or its Consolidated Subsidiary in respect of the issuance or sale of Capital Stock or conversion of any Debt to Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with such issuance or sale of such Capital Stock or conversion of such Debt. In the case of an Acquisition where some or all of the consideration for the Acquisition is Capital Stock, the amount of proceeds received or deemed received in respect of such Capital Stock shall be equal to the shareholders' (or in the case of a partnership or limited liability company, the partners' or members') equity of the Acquired Entity immediately following the Acquisition, as determined in accordance with GAAP, less all non-cash, non-recurring charges required or appropriate under GAAP to be taken by the Borrower and its Consolidated Subsidiaries as a result of the Acquisition, provided that in no instance shall "Net Proceeds of Capital Stock" as so calculated be less than zero.

     "Non-U.S. Lender" is defined in Section 2.24(d).
      ---------------

     "Non-U.S. Operating Subsidiary" means any Operating Subsidiary of the
      -----------------------------
Borrower other than a Domestic Operating Subsidiary.

     "Notes" means, collectively, the Syndicated Notes and the Swing Line Note;
      -----
and "Note" means any one of the Notes.

     "Notice of Assignment" means a Notice of Assignment to be delivered
      --------------------
pursuant to the provisions of the Assignment Agreement.

     "Obligations" means all unpaid principal of and accrued and unpaid interest
      -----------
on all Loans, LC Obligations, accrued and unpaid fees, and expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Swing Line Lender, the LC Issuer, the Administrative Agent or any indemnified party hereunder arising under the Loan Documents.

     "Operating Lease" of a Person means any lease of Property (other than a
      ---------------
Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "Operating Subsidiary" means any Subsidiary of the Borrower that owns or
      --------------------
acquires assets, including without limitation, Capital Stock issued by any other Person.

     "Other Taxes" is defined in Section 2.24(b).
      -----------

     "Outstanding Credit Exposure" means, as to any Lender at any time, the sum
      ---------------------------
of (i) the aggregate principal amount of its Loans outstanding at such time,
(ii) an amount equal to its Pro

Rata Share of the aggregate principal amount of Swing Line Loans outstanding at such time, and (iii) an amount equal to its Pro Rata Share of the LC Obligations outstanding at such time.

     "Participant" has the meaning set forth in Section 9.8(b).
      -----------

     "Payment Date" means the first Business Day of each calendar quarter,
      ------------
beginning with the calendar quarter commencing April 2, 2001, and the Maturity Date.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a limited liability company, a
      ------
partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered
      ----
by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "Pledge Agreements" means the pledge and security agreements made by the
      -----------------
Borrower and/or its Subsidiaries pursuant to which the Applicable Pledge Amount of the Capital Stock of First Tier Non-U.S. Operating Subsidiaries is pledged to the Administrative Agent, for the ratable benefit of the Lenders, Swing Line Lender, LC Issuer, and Administrative Agent, creating and granting a first priority pledge and Lien thereon, as required by Sections 3.1 and 5.3, all in form and substance satisfactory to the Administrative Agent.

     "Prime Rate" means a rate per annum equal to the prime rate of interest
      ----------
announced from time to time by Bank One or its parent company (which is not necessarily the lowest charged to any customer), changing when and as said prime rate changes.

     "Properties" means, as of the date of any determination, all real property
      ----------
currently owned, leased or otherwise used or occupied by the Borrower or any of its Subsidiaries, wherever located.

     "Pro Rata Share" means, with respect to a Lender, a portion equal to a
      --------------
fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment.

     "Quoted Fixed Rate" means a fixed rate of interest quoted by the Swing Line
      -----------------
Lender to the Borrower, and accepted by the Borrower, pursuant to Section 2.5(e) to be applicable to a Swing Line Loan as specified by the Borrower for a Quoted Fixed Rate Interest Period.

     "Quoted Fixed Rate Interest Period" means a period not to exceed seven (7)
      ---------------------------------
calendar days specified by the Borrower as being applicable to a Swing Line Loan being requested by the Borrower to bear interest at a Quoted Fixed Rate.

     "Rate Management Transaction" means any transaction (including an agreement
      ---------------------------
with respect thereto) now existing or hereafter entered into between the Borrower and any counterparty which is a rate swap, basis swap, forward rate transaction, commodity swap, equity or equity index swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Redeemable Preferred Stock" of any Person means any preferred stock (or in
      --------------------------
the case of a limited liability company, the members' equivalent equity interest) issued by such Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation T" means Regulation T of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Reimbursement Obligations" means, at any time, the aggregate of all
      -------------------------
obligations of the Borrower then outstanding under Section 2.4 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

     "Reportable Event" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means at any time Lenders having at least two-thirds
      ----------------
(2/3) of the Aggregate Commitment or, if the Aggregate Commitment is no longer in effect, Lenders holding at least two-thirds (2/3) of the Aggregate Outstanding Credit Exposure.

     "Reserve Requirement" means, with respect to a Eurodollar Interest Period,
      -------------------
the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on new non-personal time deposits of $100,000 or more with a maturity equal to that of such Eurocurrency liabilities (in the case of Eurodollar Advances).

     "Restricted Investments" means cash investments in U.S. dollars in (i) U.S.
      ----------------------
Government securities and United States agency securities, including repurchase agreements with a short-term rating of A1 by Standard & Poor's Corporation ("S&P") or P1 by Moody's Investors Services, Inc. ("Moody's"), (ii) municipal securities rated A or better by S&P or Moody's, (iii) certificates of deposit issued by a bank rated A1 by S&P or P1 by Moody's, (iv) commercial paper rated A1 by S&P or P1 by Moody's, (v) tender bonds or variable rate demand bonds supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated A or better by S&P or Moody's, (vi) auction rate municipal securities (35-day auction cycle) with long-term debt ratings of A or better by S&P or Moody's, or (vii) investments of the types approved pursuant to an applicable Approved Investment Policy, provided that all such cash investments shall be made in accordance with the guidelines and other requirements of the Approved Investment Policy, including without limitation, the requirement that an amount estimated to meet a minimum seven day cash requirement of the Borrower be held in overnight funds, and without giving effect to any exceptions to any such guidelines or requirements.

     "Restricted Payment" means (i) any dividend or other distribution on any
      ------------------
Capital Stock of the Borrower (except dividends payable solely in its Capital Stock), or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any Capital Stock of the Borrower (except as acquired upon the conversion thereof into additional Capital Stock) or (b) any option, warrant or other right to acquire any Capital Stock of the Borrower.

     "Single Subsidiary Threshold" means an amount equal to ten percent (10%) of
      ---------------------------
the total consolidated revenue of the Borrower and its Subsidiaries for the most recent Fiscal Quarter as shown on the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, as most recently delivered or required to be delivered pursuant to Section 5.1.

     "Spin-off" means the distribution by the Borrower on a tax-free basis of
      --------
all of the shares of GPI's common stock to the Borrower's shareholders pursuant to a pro rata dividend to such shareholders.

     "Spin-off Dividend" means a cash dividend payable to the Borrower to
      -----------------
reflect GPI's share of the Borrower's debt prior to the Spin-off, to be paid to the Borrower immediately prior to the Spin-off.

     "Status" means, at any date of determination, whichever of Level I Status,
      ------
Level II Status, Level III Status, or Level IV Status exists at such time.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the
      ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Subsidiary Guarantee" means the Subsidiary Guarantee substantially in the
      --------------------
form of Exhibit B executed and delivered by the Subsidiary Guarantors, in favor
        ---------
of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, supplemented and restated from time to time.

     "Subsidiary Guarantee Supplement" means each Supplement substantially in
      -------------------------------
the form of Annex I to the Subsidiary Guarantee executed and delivered by a
            -------
Domestic Operating Subsidiary of the Borrower pursuant to Section 5.3.

     "Subsidiary Guarantors" means, collectively, the Subsidiaries of the
      ---------------------
Borrower that are parties to the Subsidiary Guarantee and each additional Domestic Operating Subsidiary of the Borrower that executes and delivers a Subsidiary Guarantee Supplement pursuant to Section 5.3.

     "Swing Line Advance" means a Borrowing pursuant to Section 2.5 consisting
      ------------------
of a Swing Line Loan (which may be made either as a Floating Rate Advance or as a Quoted Fixed Rate Advance) made by the Swing Line Lender to the Borrower on the same date and interest rate basis and, if made as a Quoted Fixed Rate Advance, for the same Interest Period.

     "Swing Line Borrowing Notice" means the notice given by the Borrower to the
      ---------------------------
Administrative Agent requesting a Swing Line Advance as provided in Section 2.5(e).

     "Swing Line Commitment" means the commitment of the Swing Line Lender to
      ---------------------
make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $5,000,000.

     "Swing Line Lender" means Bank One or any subsequent Lender extending to
      -----------------
the Borrower the Swing Line Commitment hereunder.

     "Swing Line Loans" means, collectively, the loans made to the Borrower by
      ----------------
the Swing Line Lender pursuant to Section 2.5.

     "Swing Line Note" means the promissory note evidencing the Swing Line Loans
      ---------------
substantially in the form of Exhibit A-2 and duly completed in accordance with
                             -----------
the terms hereof, including any amendment, modification, renewal or replacement of such promissory note.

     "Syndicated Advance" means a borrowing hereunder (or conversion or
      ------------------
continuation thereof) consisting of the aggregate amount of the several Syndicated Loans made by the Lenders to the Borrower, on the same Borrowing Date (or date of conversion or continuation), of the same Type and, in the case of a Eurodollar Advance, for the same Interest Period.

     "Syndicated Borrowing Notice" is defined in Section 2.3(f).
      ---------------------------

     "Syndicated Loan" means, with respect of a Lender, a Loan made by such
      ---------------
Lender pursuant to Section 2.3.

     "Syndicated Note" means a promissory note, substantially in the form of
      ---------------
Exhibit A-1 with appropriate insertions, duly executed and delivered to the
-----------
Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Taxes" means any and all present or future taxes, duties, levies, imposts,
      -----
deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

     "Term-Out Period" is defined in Section 2.25.
      ---------------

     "Third Parties" means all lessees, sublessees, licensees and other users of
      -------------
the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

     "Transferee" has the meaning set forth in Section 9.8(d)
      ----------

     "Type" means (i) with respect to any Advance, its nature as a Eurodollar
      ----
Advance, a Quoted Fixed Rate Advance, or a Floating Rate Advance, (ii) with respect to any Syndicated Advance, its nature as a Eurodollar Advance or a Floating Rate Advance, and (iii) with respect to any Swing Line Advance, its nature as a Quoted Fixed Rate Advance or a Floating Rate Advance.

     "Wholly Owned Subsidiary" means any Subsidiary all of the Capital Stock or
      -----------------------
other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

     SECTION 1.2.    Accounting Terms and Determinations. Unless otherwise
                     -----------------------------------
specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of any of the Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if such objection is made in respect of the first financial statements delivered under Section 5.1, shall mean the financial statements referred to in Section 4.4).

     SECTION 1.3.    References. Unless otherwise indicated, references in this
                     ----------
Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to Articles, exhibits, schedules, sections and other subdivisions hereof.

     SECTION 1.4.    Use of Defined Terms. All terms defined in this Agreement
                     --------------------
shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

     SECTION 1.5.    Terminology.
                     -----------

     (a)   General. All personal pronouns used in this Agreement, whether used
           -------
in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     (b)   Special Corporate Terminology. All references to corporate nature,
           -----------------------------
the capital stock, stockholders, directors, articles or certificate of incorporation and by-laws, or such similar terms, of any Person shall, if such Person is a limited liability company, refer respectively to the limited liability company nature, the equity interest, members, managing member, articles of organization and operating agreement of such Person.

                                   ARTICLE 2

                                  THE CREDITS
                                  -----------

     SECTION 2.1.    Description of Facility. Upon the terms and subject to the
                     -----------------------
conditions set forth in this Agreement, the Lenders hereby grant to the Borrower a revolving credit facility pursuant to which: (i) each Lender severally agrees to make Syndicated Loans to the Borrower in accordance with Section 2.3; (ii) each Lender severally agrees to participate in Facility LCs issued for the account of the Borrower pursuant to Section 2.4; and (iii) each Lender agrees to participate in Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to Section 2.5; provided that, no Lenders shall be required to make any Loans or participate in any Facility LCs or Swing Line Loans where, after giving effect thereto, the Aggregate Outstanding Credit Exposure would exceed the Aggregate Commitment.

     SECTION 2.2.      Availability of Facility. Subject to the terms and
                       ------------------------
conditions of this Agreement, the revolving credit facility is available from the date of this Agreement to the Facility Termination Date, and the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date.

     SECTION 2.3.      Syndicated Advances.
                       -------------------

     (a)   Commitment. From and including the date of this Agreement and prior
           ----------
to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Syndicated Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding an amount equal to its Commitment less the sum of its Pro Rata Share of all Swing Line Loans and LC Obligations then outstanding. The Commitment by each Lender to lend hereunder shall expire on the Facility Termination Date.

     (b)   Required Payments; Termination. The Borrower agrees to pay all
           ------------------------------
outstanding Syndicated Advances and all other unpaid Obligations in full on the Maturity Date.

     (c)   Ratable Loans. Each Syndicated Advance hereunder shall consist of
           -------------
Syndicated Loans made from the several Lenders based on their respective Pro Rata Shares of the Aggregate Commitment.

     (d)   Types of Syndicated Advances. The Syndicated Advances may be
           ----------------------------
Eurodollar Advances, Floating Rate Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.3(f) and 2.3(g).

     (e)   Minimum Amount of Each Syndicated Advance; Maximum Number of
           ------------------------------------------------------------
Advances. Each Eurodollar Advance shall be in the minimum amount of $1,000,000
--------
(and in multiples of $500,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $500,000 (and in multiples of $100,000 if in excess thereof); provided, however, that any Floating Rate Advance may be in the amount of the then-Available Aggregate Commitment, and any Eurodollar Advance may be in the amount of the then-Available Aggregate Commitment so long as such Eurodollar Advance is not less than $1,000,000; and provided, further, that the total number of Syndicated Advances outstanding at any time shall not exceed nine (9) (with all Floating Rate Advances for purposes of the foregoing limitation being deemed to constitute a single Advance).

     (f)   Method of Selecting Types and Interest Periods for New Syndicated
           -----------------------------------------------------------------
Advances. The Borrower shall select the Type of Syndicated Advance and, in the
--------
case of each Eurodollar Advance, the Interest Period applicable to each such Eurodollar Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Syndicated Borrowing Notice") not later than 10:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

           (i) the Borrowing Date, which shall be a Business Day, of such Syndicated Advance,

           (ii)   the aggregate amount of such Syndicated Advance,

           (iii)  the Type of Syndicated Advance selected, and

           (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Syndicated Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article
9. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address not later than 2:00 p.m. (Chicago time) on such date.

     (g)   Conversion and Continuation of Outstanding Syndicated Advances.
           --------------------------------------------------------------
Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances. Each Eurodollar Advance of any Type shall continue as a Eurodollar Advance of such Type until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance either continue as a Eurodollar Advance of such Type for the same or another Interest Period or be converted into a Syndicated Advance of another Type. Subject to the terms of Section 2.3(e), the Borrower may elect from time to time to convert all or any part of a Syndicated Advance of any Type into any other Type or Types of Syndicated Advances; provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Syndicated Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into a Floating Rate Advance, or three Business Days, in the case of a conversion into or continuation of a Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

           (i) the requested date which shall be a Business Day, of such conversion or continuation;

           (ii) the aggregate amount and Type of Syndicated Advance(s) to be converted or continued; and

           (iii) the amount and Type(s) of Syndicated Advance(s) into which such Syndicated Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto.

     SECTION 2.4.     Facility LCs.
                      ------------

     (a)    Issuance. The LC Issuer hereby agrees, on the terms and conditions
            --------
set forth in this Agreement, to issue standby letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $10,000,000, (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment, and (iii) no more than ten (10) Facility LCs shall then be outstanding. No Facility LC shall have an expiry date later than the earlier of the fifth Business Day prior to the Facility Termination Date.

     (b)    Participations. Upon the issuance or Modification by the LC Issuer
            --------------
of a Facility LC in accordance with this Section 2.4, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

     (c)    Notice. Subject to Section 2.4(a), the Borrower shall give the LC
            ------
Issuer notice prior to 10:00 a.m. (Chicago time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in
Article 3 (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

     (d)    LC Fees. The Borrower shall pay to the Administrative Agent, for the
            -------
account of the Lenders ratably in accordance with their respective Pro Rata Shares, a letter of credit fee at a per annum rate equal to the Applicable Margin in effect from time to time for Eurodollar Advances on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on each Payment Date (such fee described in this sentence as an "LC Fee"). The Borrower shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee in an amount equal to 0.100% of the face amount of such Facility LC, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

     (e)    Administration; Reimbursement by Lenders. Upon receipt from the
            ----------------------------------------
beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or Event of Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.4(f) below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

     (f)    Reimbursement by Borrower. The Borrower irrevocably and
            -------------------------
unconditionally agrees to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.4(e). Subject to the terms and conditions of this Agreement (including, without limitation, the submission of a Syndicated Borrowing Notice in compliance with Section 2.3 or a Swing Line Borrowing Notice in compliance with Section 2.5, and the satisfaction of the applicable conditions precedent set forth in Article 3), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

     (g)    Obligations Absolute. The Borrower's obligations under this Section
            --------------------
2.4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower.

     (h)    Actions of LC Issuer. The LC Issuer shall be entitled to rely, and
            --------------------
shall be fully protected in relying, upon any Facility LC, Facility LC Application, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.4, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

     (i)    Indemnification. The Borrower hereby agrees to indemnify and hold
            ---------------
harmless each Lender, the LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or

(ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "beneficiary" included therein includes any successor by operation of law of the named beneficiary, but which Facility LC does not require that any drawing by any such successor beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this
Section 2.4 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

     (j)    Lenders' Indemnification. Each Lender shall, ratably in accordance
            ------------------------
with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.4 or any action taken or omitted by such indemnitees hereunder.

     (k)    Facility LC Collateral Account. The Borrower agrees that it will,
            ------------------------------
upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article 9, in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 7.3. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this Section 2.4 shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 7.3.

     (l)    Rights as a Lender. In its capacity as a Lender, the LC Issuer shall
            ------------------
have the same rights and obligations as any other Lender.

     SECTION 2.5.    Swing Line Advances.
                     -------------------

     (a)    Commitment. From and including the date of this Agreement and prior
            ----------
to the Facility Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of the Swing Line Commitment then in effect, provided that immediately after giving effect to any Swing Line Loan, the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. The Borrower shall be entitled to repay and reborrow Swing Line Loans in accordance with the provisions, and subject to the limitations, set forth herein (including the limitations set forth in Section 2.1). The Swing Line Commitment shall expire on the Facility Termination Date.

     (b)    Required Payments; Termination. The Borrower agrees to pay each
            ------------------------------
Swing Line Advance in full within seven (7) days from the date such Advance is made to the Borrower. The Borrower agrees to pay all outstanding Swing Line Advances in full on the Facility Termination Date.

     (c)    Types of Swing Line Advances. The Swing Line Advances may be
            ----------------------------
Floating Rate Advances or Quoted Fixed Rate Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.5(e).

     (d)    Minimum Amount of Each Swing Line Advance. Each Swing Line Advance
            -----------------------------------------
shall be in the minimum amount of $500,000 and in multiples of $100,000 if in excess thereof; provided, however, that any Swing Line Advance may be in the amount of the unused portion of the Swing Line Commitment so long as such Advance is not less than $100,000. Notwithstanding the foregoing, the Borrower shall not be entitled to have outstanding at any time more than five (5) Swing Line Advances.

     (e)    Method of Selecting Types of Swing Line Advances. Whenever the
            ------------------------------------------------
Borrower desires to obtain a Swing Line Advance, the Borrower shall give the Swing Line Lender (with a copy to the Administrative Agent) prior written notice (or telephonic notice promptly confirmed in writing) of such Swing Line Advance (each a "Swing Line Borrowing Notice"). Each Swing Line Borrowing Notice
         ---------------------------
requesting a Floating Rate Advance shall be given prior to 3:30 p.m. (Chicago time) on the Borrowing Date for such Advance and shall specify the aggregate principal amount of such Advance and the date such Advance is to be made (which shall be a Business Day). Each Swing Line Borrowing Notice requesting a Quoted Fixed Rate Advance shall be given prior to 12:00 noon (Chicago time) on the Borrowing Date and shall specify the aggregate principal amount of such Advance, the date such Advance is to be made (which shall be a Business Day), and the Interest Period to be applicable to such Advance. The Swing Line Lender shall promptly furnish the Borrower (with a copy to the Administrative Agent) with a quotation of the Quoted Fixed Rate being offered with respect to such Swing Line Advance by telephone (promptly confirmed in writing, if requested) or by facsimile transmission. The Borrower shall immediately inform the Swing Line Lender (with a copy to the Administrative Agent) of its decision as to whether to accept the Quoted Fixed Rate and to confirm the borrowing of the Swing Line Advance (which may be done by telephone, promptly confirmed in writing, and which decision shall be irrevocable). If the Borrower has so informed the Swing Line Lender and confirmed the terms of the Swing Line Advance, then no later than 4:00 p.m.

(Chicago time) on such date, the Swing Line Lender shall make the principal amount of the Swing Line Advance available to the Administrative Agent in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower such amount at the Administrative Agent's address specified in Article 9 by such time. In the event the Swing Line Lender does not make such amount available to the Administrative Agent at the time prescribed above, but such amount is received later that day, such amount may be credited to the Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

     (f)    Purchase by Lenders of Swing Line Advances. If the Borrower fails to
            ------------------------------------------
repay a Swing Line Advance when required by Section 2.5(b), then upon request of the Swing Line Lender, each Lender other than the Swing Line Lender shall purchase a participating interest in such Swing Line Advance in an amount equal to its Pro Rata Share of such Swing Line Advance, and the Swing Line Lender shall furnish each Lender with confirmation evidencing such participating interest. Such purchase shall be made on the next Business Day following such request. On the date of such required purchase, each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation. If such Swing Line Advance is not outstanding as a Floating Rate Advance at the time of such purchase, such Swing Line Advance shall automatically be converted to, and thereafter bear interest, as a Floating Rate Advance. Whenever, at any time after the Swing Line Lender has received from any such Lender the funds for its participating interest in a Swing Line Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that if such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender's obligation to purchase such participating interest shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Swing Line Lender or any other Person for any reason whatsoever, (ii) the occurrence or continuation of a Default or an Event of Default or the termination of any of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Consolidated Subsidiaries, or any other Person, (iv) any breach of this Agreement by the Borrower or by any other Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.6.    Fees. The Borrower agrees to pay to the Administrative
                     ----
Agent the following fees:

     (a) for the account of each Lender, a facility fee equal to the applicable per annum facility fee rate set forth in Section 2.9, multiplied by
(i) at all times on or before the Facility Termination Date, the total Commitment of such Lender in effect from time to time (whether or not used by the Borrower), and (ii) at all times during the Term-Out Period, the aggregate principal amount of the outstanding Syndicated Loans held by such Lender from time to time, in each case payable quarterly in arrears on each Payment Date commencing April 2, 2001, and on the Facility Termination Date and the Maturity Date;

     (b) for the account of each Lender, up-front fees payable in the amount of 0.15% of such Lender's Commitment, such up-front fees being payable on the Closing Date;

     (c)  for the account of the LC Issuer and the Lenders, the fees required by
Section 2.4(d), payable on the dates and in the amounts set forth in Section 2.4(d); and

     (d) for the account of the Administrative Agent and the Arranger, the fees due under the Administrative Agent/Arranger Letter Agreement, payable on the dates and in the amounts as provided therein.

     SECTION 2.7.   Reductions in Commitments.  The Borrower may, at its
                    -------------------------
option, permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in accordance with their Pro Rata Shares, in a minimum amount of $1,000,000 and in integral multiples of $500,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure.

     SECTION 2.8.   Principal Prepayments.  The Borrower may, at its option,
                    ---------------------
from time to time pay, without penalty or premium, any outstanding Floating Rate Advance in full, or in part in a minimum aggregate amount of $500,000 or any integral multiple of $100,000 in excess thereof, upon one Business Day's prior notice to the Administrative Agent. Any Fixed Rate Advance may be paid in full, or in part in a minimum aggregate amount of $1,000,000 (or $500,000, in the case of a Swing Line Advance) or any integral multiple of $500,000 (or $100,000, in the case of a Swing Line Advance) in excess thereof, upon three Business Days' prior notice to the Administrative Agent (i) without penalty or premium if paid on the last day of an applicable Interest Period, or (ii) with payment of all applicable amounts specified in Section 2.22 if paid on any other day.

     SECTION 2.9.   Applicable Margin and Facility Fee Rates.  The Applicable
                    ----------------------------------------
Margin set forth below with respect to each Eurodollar Advance and Floating Rate Advance and the applicable rates set forth below for the facility fees payable pursuant to Section 2.6(a) shall be subject to adjustment (upwards or downwards, as appropriate) based on the Borrower's Status as at the end of each Fiscal Quarter in accordance with the table set forth below. The Borrower's Status as at the last day of each Fiscal Quarter shall be determined from the then most recent annual or quarterly financial statements of the Borrower delivered by the Borrower pursuant to Section 5.1(a) or 5.1(b) and the Compliance Certificate delivered by the Borrower pursuant to Section 5.1(c). The adjustment, if any, to the Applicable Margin shall be effective with respect to all Advances made, and all conversions to and continuations of Eurodollar Advances occurring, on and after the next Business Day following the delivery to the Administrative Agent of such financial statements and Compliance Certificate (the "Adjustment Effective Date"); the adjustment, if any, to the facility fee rates shall be effective on the Adjustment Effective Date. No adjustment in Applicable Margin shall be effective with respect to any Eurodollar Advances outstanding on and prior to the Adjustment Effective Date until such Advances are subsequently continued or converted as Eurodollar Advances with a new Interest Period. In the event that the Borrower shall at any time fail to furnish to the Lenders such financial statements and Compliance Certificate within the applicable time limitations specified by Section 5.1, then the maximum Applicable Margin and facility fee rates shall apply from the date of such failure until the next Business Day after such financial statements and Compliance Certificate are so delivered. Notwithstanding anything to the contrary contained herein, the Borrower's Status as of the date of this Agreement shall be deemed to be Level III Status, and the Applicable Margin and facility fee rate shall not be less than the respective percentages shown below for Level III Status during the first three months following the Closing Date; thereafter the Applicable Margin and facility fee rate will be adjusted as provided herein.

                     Applicable    Applicable
                     Margin for    Margin for       Applicable
                     Eurodollar    Floating Rate    Facility
     Status          Advances      Advances         Fee Rates
     ------          ----------    -------------    ----------
     Level I              0.675%       0.000%      0.250%

     Level II             0.700%       0.000%      0.375%

     Level III            0.925%       0.000%      0.375%

     Level IV             1.050%       0.000%      0.500%

     SECTION 2.10.  Changes in Interest Rate, etc.  Each Floating Rate Advance
                    ------------------------------
shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Floating Rate Advance is made or is converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.3(f) to but excluding the date it becomes due or is converted into a Eurodollar Advance pursuant to Section 2.3(f) hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on any Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Fixed Rate Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. No Interest Period may end after the Facility Termination Date.

     SECTION 2.11.  Rates Applicable After Default.  Notwithstanding anything to
                    ------------------------------
the contrary contained in Section 2.3 or 2.5, during the continuance of a Default or Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.6(a) requiring unanimous consent of the Lenders to changes in interest rates), declare that no Syndicated Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of an Event of Default, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.6(a) requiring unanimous consent of the Lenders to changes in interest rates), declare that (x) each Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (y) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate plus 2% per annum, and (z) the LC Fee shall be increased by 2% per annum, provided that during the continuance of an Event of Default under Section 7.1(h) or (i), the interest rates and fees set forth in the preceding clauses
(x), (y) and (z) shall be applicable to all Credit Extensions without any election or action on the part of the Administrative Agent or the Lenders.

     SECTION 2.12.  Method of Payment.  All payments of the Obligations
                    -----------------
hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article 9, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 1:00 p.m. (local time at the Lending Installation) on the date when due, and the Administrative Agent will promptly distribute to the Swing Line Lender, the LC Issuer and/or the Lenders, as the case may be, their respective portions of each such payment received by the Administrative Agent for the account of the Swing Line Lender, LC Issuer, or the Lenders, as the case may be; provided, however, that if on any date the Borrower shall pay less than the full amount of its Obligations owing to the Lenders on such date, such payment shall be distributed to the Lenders ratably based upon the ratio that the aggregate amount of such Obligations owing to each such Lender on such date bears to the aggregate amount of such Obligations owing to all the Lenders on such date. Each payment delivered to the Administrative Agent for the account of the Swing Line Lender, LC Issuer, or the Lenders, as the case may be, shall be delivered promptly by the Administrative Agent to such Person in the same type of funds that the Administrative Agent received at its address specified pursuant to Article 9 or at any Lending Installation specified in a notice received by the Administrative Agent from such Person. The Administrative Agent is hereby authorized to charge the respective accounts of the Borrower maintained with Bank One for each payment of principal, interest, Reimbursement Obligations, fees and other Obligations as it becomes due hereunder. Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to Section 2.4(f).

     SECTION 2.13.  Noteless Agreement; Evidence of Indebtedness.
                    --------------------------------------------

     (a) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (iv) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

     (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

     (d) Any Lender may request that its Loans be evidenced by a promissory note (a "Note"). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender in a form supplied by the Administrative Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 9.8) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 9.8, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (a) and (b) above.

     SECTION 2.14.  Telephonic Notices.  The Borrower hereby authorizes the
                    ------------------
Lenders, the Swing Line Lender, and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent, the Swing Line Lender, or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent, any Lender or the Swing Line Lender of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the Lenders, or the Swing Line Lender, the records of the Administrative Agent, the Lenders, and the Swing Line Lender shall govern absent manifest error.

     SECTION 2.15.  Interest Payment Dates; Interest and Fee Basis.  The
                    ----------------------------------------------
Borrower agrees to pay interest accrued on each Floating Rate Advance on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is paid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. The Borrower agrees to pay interest accrued on each Fixed Rate Advance on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is paid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Fixed Rate Advances, LC Fees, and facility fees shall be calculated for actual days elapsed on the basis of a 360-day year; interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365 or 366-day year, as applicable. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance or any fees or other Obligations hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     SECTION 2.16.  Notification of Advances, Interest Rates, Prepayments and
                    ---------------------------------------------------------
Commitment Reductions.  Promptly after receipt thereof, the Administrative Agent
---------------------
will notify each Lender of the contents of each Aggregate Commitment reduction notice, Syndicated Borrowing Notice, Conversion/Continuation Notice and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     SECTION 2.17.  Lending Installations.  Subject to Section 2.23, each of the
                    ---------------------
Lenders and Swing Line Lender may book its Loans and its participation in any LC Obligations and Swing Line Loans, and the LC Issuer may book the Facility LCs, at any Lending Installation selected by it and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Notes, Facility LCs, and participations in Facility LCs shall be deemed held by each Lender, Swing Line Lender or LC Issuer, as the case may be, for the benefit of such Lending Installation. Each Lender, Swing Line Lender or LC Issuer, as the case may be, may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans or participations in Facility LCs and Swing Line Loans will be made or booked by it or Facility LCs will be issued by it and for whose account payments are to be made in respect of such Loans, Facility LCs or participations therein.

     SECTION 2.18.  Non-Receipt of Funds by the Administrative Agent.  Unless
                    ------------------------------------------------
the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or participation in any Facility LC or Swing Line Loan, or (ii) in the case of the Borrower, a payment of principal, interest, Reimbursement Obligation, or fees to the Administrative Agent for the account of the Lenders, LC Issuer, or the Swing Line Lender, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of repayment by a Lender, LC Issuer, or the Swing Line Lender, the Federal Funds Effective Rate for such day or (ii) in the case of repayment by the Borrower, the interest rate applicable to the relevant Loan or Reimbursement Obligation.

     SECTION 2.19.  Yield Protection.  If any law or any governmental or quasi-
                    ----------------
governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender, Swing Line Lender or LC Issuer therewith,

     (i) subjects any Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of such Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation imposed by the jurisdiction or taxing authority in which its principal executive office or Lending Installation is located), or changes the basis of taxation of payments to any Lender, Swing Line Lender or LC Issuer in respect of its Loans, Facility LCs, or participations therein, or other amounts due it hereunder, or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation of making, funding or maintaining its Loans or of issuing or participating in Facility LCs or Swing Line Loans, or reduces any amount receivable by any Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation in connection with its Loans, Facility LCs or participations therein, or requires any Lender, Swing Line Lender or LC Issuer or its applicable Lending Installation to make any payment calculated by reference to the amount of Loans, Facility LCs or participations therein held or interest received by it, by an amount deemed material by it, and the result of any of the foregoing is to increase the cost to such Lender, Swing Line Lender, or LC Issuer or its applicable Lending Installation, as the case may be, of making or maintaining its Eurodollar Loans or Commitment or of issuing or participating in Facility LCs or Swing Line Loans or to reduce the return received by such Lender, Swing Line Lender, or LC Issuer or its applicable Lending Installation, as the case may be, in connection with such Eurodollar Loans, Commitment, Facility LCs or participations therein, then, within 15 days of demand by such Lender, Swing Line Lender, or LC Issuer, as the case may be, the Borrower shall pay such Lender, Swing Line Lender, or LC Issuer, such additional amount or amounts as will compensate it for such increased cost or reduction in amount received.

     SECTION 2.20.  Changes in Capital Adequacy Regulations.  If a Lender, Swing
                    ---------------------------------------
Line Lender, or LC Issuer determines the amount of capital required or expected to be maintained by such Lender, Swing Line Lender, or LC Issuer, or its applicable Lending

Installation, or any corporation controlling such Lender, Swing Line Lender, or LC Issuer, is increased as a result of a Change, then, within 15 days of demand by such Lender, Swing Line Lender, or LC Issuer, the Borrower shall pay such Lender, Swing Line Lender, or LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender, Swing Line Lender, or LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs or Swing Line Loans, as the case may be, hereunder (after taking into account such Lender's, Swing Line Lender's, or LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender, Swing Line Lender, or LC Issuer or its applicable Lending Installation or any corporation controlling any Lender, Swing Line Lender, or LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and
(ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     SECTION 2.21.  Availability of Types of Advances.  If any Lender determines
                    ---------------------------------
that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to a Eurodollar Advance does not accurately reflect the cost of making or maintaining such Eurodollar Advance, then the Administrative Agent shall suspend the availability of the Eurodollar Advance and require any Eurodollar Advances to be repaid or promptly converted into a Floating Rate Advance.

     SECTION 2.22.  Funding Indemnification.  If any payment of a Fixed Rate
                    -----------------------
Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or if the Borrower fails to make a prepayment of a Fixed Rate Advance on the date specified in any notice given in respect of such prepayment, or if a Fixed Rate Advance is not made on the date specified by the Borrower in any notice given in respect of such Fixed Rate Advance for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any lost profits and any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

     SECTION 2.23.  Lending Installation; Lender Statements; Survival of
                    ----------------------------------------------------
Indemnity. To the extent reasonably possible, each Lender, Swing Line Lender and
---------
LC Issuer shall designate an alternate Lending Installation with respect to its Fixed Rate Loans or Facility LCs or participations therein to reduce any liability of the Borrower to it under Sections 2.19 and 2.20 or to avoid the unavailability of a Type of Advance under Section 2.21, so long as such designation is not disadvantageous to it in its reasonable judgment. Each Lender, Swing Line Lender and LC Issuer shall deliver a written statement to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 2.19, 2.20, or 2.22. Such written statement shall set forth in reasonable detail the calculations upon which it determined such amount and shall be conclusive in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though such Lender or the Swing Line Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any such Lender, Swing Line Lender or LC Issuer shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 2.19, 2.20, and 2.22 shall survive payment of the Obligations and termination of this Agreement.

     SECTION 2.24.  Taxes.
                    -----

     (a) All payments by the Borrower to or for the account of any Lender, Swing Line Lender, the LC Issuer or the Administrative Agent hereunder or under any Note or Loan or in respect of any Facility LC shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, Swing Line Lender, LC Issuer or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.24) such Lender, Swing Line Lender, LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

     (b) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Loan in respect of any Facility LC or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

     (c) The Borrower hereby agrees to indemnify the Administrative Agent, the LC Issuer, Swing Line Lender, and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 2.24) paid by the Administrative Agent, the LC Issuer, Swing Line Lender, or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent, the LC Issuer, Swing Line Lender, or such Lender makes demand therefor pursuant to this Section 2.24.

     (d) Each Lender, Swing Line Lender and LC Issuer that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement (i) deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Non-U.S. Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certifying that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Non-U.S. Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Non-U.S. Lender from duly completing and delivering any such form or amendment with respect to it and such Non-U.S. Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     (e) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to subsection (d) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 2.24 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (d) above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

     (f) Any Non-U.S. Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Loan or in respect of any Facility LC pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     (g) If the Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Non-U.S. Lender (because the appropriate form was not delivered or properly completed, because such Non-U.S. Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Non-U.S. Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Non-U.S. Lenders under this Section 2.24(g) shall survive the payment of the Obligations and termination of this Agreement.

     SECTION 2.25.  Term-Out Option.  Not earlier than 60 days, and not later
                    ---------------
than 30 days, prior to January 29, 2002, the Borrower may, by written notice thereof delivered to the Administrative Agent, extend the Maturity Date to a date not later than January 27, 2003 (such extended period being referred to herein as the "Term-Out Period"). No additional Syndicated Advances or Swing Line Advances, and no additional Facility LCs, shall be made or issued to or for the account of the Borrower during the Term-Out Period. All Syndicated Advances outstanding and not repaid on the Facility Termination Date may be continued or converted as provided in Section 2.3(g), shall bear interest and be payable as otherwise provided herein, and shall be paid in full on the Maturity Date as so extended. The Borrower shall also pay the fees specified in Section 2.6 during the Term-Out Period. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent (with sufficient copies for all Lenders), on the Business Day immediately preceding the first day of the Term-Out Period, a certificate of an Authorized Officer of the Borrower, certifying
(i) the resolutions (with copies attached) adopted by the governing boards of the Borrower and each Subsidiary Guarantor approving or consenting to such extension, and (ii) that before and after giving effect to such extension, the representations and warranties in Article 4 are true and correct as of the date of such certificate (except for changes expressly permitted herein and except to the extent that such representations and warranties relate solely to an earlier date), and no Default or Event of Default then exists or would occur as a result thereof. The Administrative Agent shall confirm to the Lenders the extension of the Maturity Date.


                                   ARTICLE 3

                        CONDITIONS TO CREDIT EXTENSIONS
                        -------------------------------

     SECTION 3.1.   Conditions to First Credit Extension.  The obligation of
                    ------------------------------------
each Lender and the Swing Line Lender to make a Loan, and the LC Issuer to issue a Facility LC, on the occasion of the first Credit Extension, is subject to the satisfaction of the conditions set forth in this Section 3.1 and in Section 3.2, and receipt by the Administrative Agent of the following (in sufficient number of counterparts (except as to the Notes)) for delivery of a counterpart to each Lender, Swing Line Lender, and LC Issuer and retention of one counterpart by the Administrative Agent:

     (a) from each of the Lenders, either (i) a duly executed counterpart of this Agreement, or (ii) a facsimile transmission of the duly executed counterpart of this Agreement together with a confirmation that such original counterpart is being sent to the Administrative Agent;

     (b) a duly executed Syndicated Note for the account of each Lender requesting the same, and a duly executed Swing Line Note for the account of the Swing Line Lender if so requested;

     (c) the duly executed Subsidiary Guarantee and Contribution Agreement;

     (d) if applicable, the duly executed Pledge Agreement(s), together with any and all certificates representing the Capital Stock pledged thereby, instruments of transfer and stock powers endorsed in blank, and Uniform Commercial Code financing statements in appropriate form with respect thereto;

     (e) the opinions of (i) Patricia Wilson, general counsel of the Borrower and the Subsidiary Guarantors, and (ii) Alston & Bird, LLP, special counsel for the Borrower and the Subsidiary Guarantors, in each case dated as of the date hereof, substantially in the forms of Exhibit G-1 and G-2, respectively, and
                                      -----------     ---
covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request;

     (f) a certificate, dated as of the date hereof, signed on behalf of the Borrower by its principal financial officer, to the effect that (i) no Default or Event of Default has occurred and is continuing on such date, (ii) the representations and warranties of the Borrower contained in Article 4 are true on and as of such date, and (iii) all conditions to such Credit Extension pursuant to this Article 3 have been satisfied as of such date;

     (g) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of the Borrower and each Subsidiary Guarantor, the authority for and the validity of this Agreement, the Notes, the Subsidiary Guarantee, the Contribution Agreement, the Pledge Agreement(s) (if applicable), and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower and each Subsidiary Guarantor signed by the Secretary or an Assistant Secretary of such Person, certifying as to the names, true signatures and incumbency of the officer or officers of such Person authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the certificate of incorporation of the Borrower and the certificate or articles of incorporation of each of the Subsidiary Guarantors that is a corporation, (ii) the articles of organization of each of the Subsidiary Guarantors that is a limited liability company, (iii) the partnership agreement of each of the Subsidiary Guarantors that is a partnership, (iv) the by-laws of the Borrower and each of the Subsidiary Guarantors that is a corporation, (v) each operating or management agreement of a Subsidiary Guarantor that is a limited liability company, (vi) a certificate of the Secretary of State of the jurisdiction of organization of the Borrower and the Subsidiary Guarantors as to the good standing of the Borrower and Subsidiary Guarantors in such jurisdiction and, as to the Borrower and each of the

Subsidiary Guarantors doing business in Georgia, a certificate of the Secretary of State of Georgia as to its good standing in such jurisdiction, and
(vii) the action taken by the respective boards of directors of the Borrower and the Subsidiary Guarantors authorizing the execution, delivery and performance of this Agreement, the Notes, the Subsidiary Guarantee, the Contribution Agreement, the Pledge Agreement(s), and the other Loan Documents to which they are parties;

     (h) certified copies of all consents, approvals, authorizations, registrations, and filings required to be made or obtained by the Borrower or GPI in connection with the financings evidenced by this Agreement, the Spin-off, the Spin-off Dividend, and the other transactions contemplated herein, including without limitation, the Form 10 Filing and the Information Statement;

     (i) certified copy of the resolutions adopted by the respective boards of directors of the Borrower and GPI approving the Spin-off and Spin-off Dividend;

     (j) a pro forma consolidated balance sheet dated as of the Closing Date for the Borrower and its Subsidiaries after giving effect to the Spin-off and the Spin-off Dividend, reflecting a Consolidated Net Worth for Borrower of not less than $210,000,000;

     (k) written money transfer instructions, in substantially the form of Exhibit F hereto, addressed to the Administrative Agent and signed by an
---------
Authorized Officer of the Borrower, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

     (l) a copy of the Borrower's and each of its Subsidiaries' cash investments policy as formally approved by its board of directors as in effect on the Closing Date;

     (m) an opinion of King & Spalding, special counsel for the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated the date hereof, as to the enforceability of the Loan Documents and covering such additional matters relating to the Loan Documents as the Administrative Agent or any Lender may reasonably request;

     (n) a Syndicated Borrowing Notice, Swing Line Borrowing Notice, or request for issuance of a Facility LC, as the case may be; and

     (o) all other documents, certificates, and other information as the Administrative Agent may reasonably request.

In addition, each of the following conditions shall have been satisfied on such date:

     (p) the Borrower and GPI shall have made arrangements to pay the Spin-off Dividend and effect the Spin-off, with the effectiveness of the Spin-off to occur no later than 11:59 p.m. on such date, and subject to no conditions or requirements other than the passage of time, and otherwise on terms consistent in all material respects with the terms of the Form 10 Filing and the Information Statement;

     (q) the pro forma financial condition of the Borrower and its Subsidiaries on the Closing Date, after giving effect to the Spin-off and the Spin-off Dividend, is consistent in all material respects with the pro forma financial statements for the Borrower and its Subsidiaries delivered by the Borrower to the Administrative Agent and the Lenders on January 29, 2001;

     (r) since May 31, 2000, there shall have occurred no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, that have had, or are reasonably expected to have, a Material Adverse Effect (and for purposes of the foregoing, an Acquisition by the Borrower otherwise permitted by the terms of this Agreement shall not be deemed to have had such a Material Adverse Effect at the time of the Acquisition);

     (s) no actions, suits or other legal proceedings shall be pending or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or GPI and seeking to enjoin, restrain, or otherwise challenge or contest the validity of the Spin-off or payment of the Spin-off Dividend;

     (t) The Borrower shall have made arrangements satisfactory to the Administrative Agent and the Lenders to have a portion of the Spin-off Dividend paid to the lenders under the Existing Credit Agreement in a sufficient amount, together with the amount of any initial Borrowing hereunder, to pay in full all principal, interest, fees, and other amounts owing under the Existing Credit Agreement, and to terminate all existing commitments thereunder;

     (u) neither the Spin-off nor payment of the Spin-off Dividend shall cause or result in the occurrence of any Default or Event of Default under the Indenture, or require any prepayment, repurchase or redemption of any indebtedness governed thereby; and

     (v) all fees, costs and expenses (including the fees and expenses of counsel to the Administrative Agent) required to be paid as of the Closing Date to the Administrative Agent and the Lenders shall have been paid and satisfied in full.

     SECTION 3.2.    Conditions to All Borrowings.  The obligation of each
                     ----------------------------
Lender, Swing Line Lender and LC issuer to make a Loan or issue or Modify a Facility LC on the occasion of each Credit Extension is subject to the satisfaction of the following conditions:

     (a) receipt by the Administrative Agent of a Syndicated Borrowing Notice, Swing Line Borrowing Notice, or request for issuance or Modification of a Facility LC, as the case may be;

     (b) the fact that, immediately after such Credit Extension, no Default or Event of Default shall have occurred and be continuing;

     (c) the fact that the representations and warranties of the Borrower contained in Article 4 of this Agreement shall be true on and as of the date of such Credit Extension except for changes expressly permitted herein and except to the extent that such representations and warranties relate solely to an earlier date;

     (d) the fact that, immediately after such Credit Extension (i) the Outstanding Credit Exposure of each Lender will not exceed the amount of its Commitment, and (ii) the Aggregate Outstanding Credit Exposure of all Lenders will not exceed the amount of the Aggregate Commitment; and

     (e) since May 31, 2000, there shall have been no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, which have had, or could reasonably be expected to have, a Material Adverse Effect (and for purposes of the foregoing, an Acquisition by the Borrower otherwise permitted by the terms of this Agreement shall not be deemed to have such a Material Adverse Effect at the time of the Acquisition thereof).

Each request for a Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such request and the date of such Credit Extension as to the facts specified in paragraphs (b), (c),
(d) and (e) of this Section 3.2.

                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     On the Closing Date, and at such other times as specified in Section 3.2, the Borrower represents and warrants to the Lenders, Swing Line Lender, LC Issuer and the Administrative Agent that:

     SECTION 4.1.    Existence and Power.  The Borrower (i) is duly organized,
                     -------------------
validly existing and in good standing under the laws of its jurisdiction of organization, (ii) is duly qualified to transact business in every jurisdiction set forth on Schedule 4.1, and the failure of the Borrower to be so qualified in
             ------------
any other jurisdiction could not reasonably be expected to have or cause a Material Adverse Effect, and (iii) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not reasonably be expected to have or cause a Material Adverse Effect.

     SECTION 4.2.    Organizational and Governmental Authorization; No
                     -------------------------------------------------
Contravention.  The execution, delivery and performance by the Borrower of this
-------------
Agreement, the Notes and the other Loan Documents (i) are within the Borrower's powers as a corporation or limited liability company, as the case may be, (ii) have been duly authorized by all necessary organizational action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Borrower's organizational documents or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     SECTION 4.3.    Binding Effect.  This Agreement constitutes a valid and
                     --------------
binding agreement of the Borrower enforceable in accordance with its terms, and the Notes, Subsidiary Guarantee, Contribution Agreement, Pledge Agreement(s), and the other Loan Documents to which the Borrower or any Subsidiary is a party, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower or such Subsidiary, as the case may be, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency, fraudulent transfer, and similar laws affecting the enforcement of creditors' rights generally.

     SECTION 4.4.    Financial Information.
                     ---------------------

     (a) The Borrower has heretofore furnished to the Lenders true and correct copies of the audited consolidated balance sheets of the Borrower and of the Borrower's eCommerce business segment (reorganized as GPI) as of May 31, 2000 and May 31, 1999 and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended May 31, 2000 (collectively, the "Prior Annual Financial Statements"). All
                                       ---------------------------------
such Prior Annual Financial Statements fairly present in all material respects and in accordance with GAAP the financial position of the respective entities covered by such Prior Annual Financial Statements and the results of operations and cash flows for such entities for the respective Fiscal Years then ended.

     (b) The Borrower has heretofore furnished to the Lenders true and correct copies of the consolidated balance sheet of the Borrower and of the Borrower's eCommerce business segment (reorganized as GPI) as of November 30, 2000 and the related consolidated statements of income and cash flows for the Fiscal Quarter ending November 30, 2000 (collectively, the "2001 Second Quarter Financial
                                             -----------------------------
Statements").  The 2001 Second Quarter Financial Statements fairly present in
----------
all material respects and in accordance with GAAP (subject to normal year-end adjustments) the financial position of the respective entities covered by such 2001 Second Quarter Financial Statements and the results of operations and cash flows for such entities for the Fiscal Quarter then ended.

     (c) Since May 31, 2000, there have been no events, acts, conditions or occurrences, singly or in the aggregate, having or reasonably expected to have or cause a Material Adverse Effect (and for purposes of the foregoing, an Acquisition by the Borrower otherwise permitted by the terms of this Agreement shall not be deemed to have such a Material Adverse Effect at the time of the Acquisition thereof).

     SECTION 4.5.    No Litigation, Contingent Liabilities.  There is no action,
                     -------------------------------------
suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have or cause a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has any material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 4.4(a) or delivered to the Lenders pursuant to Section 5.1.

     SECTION 4.6.    Compliance with ERISA.
                     ---------------------

     (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC under Title IV of ERISA.

     (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

     SECTION 4.7.    Compliance with Laws; Taxes.  The Borrower and its
                     ---------------------------
Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid or contested as permitted by Section 5.6. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     SECTION 4.8.    Subsidiaries.  Each of the Subsidiaries, if any, listed on
                     ------------
Schedule 4.8 is a corporation (or a limited liability company or partnership)
------------
duly organized, validly existing and in good standing under the laws of the jurisdiction where it was created and organized, is qualified to transact business in every jurisdiction where the failure of any such Subsidiary to be so qualified in any other jurisdictions could reasonably be expected to have or cause a Material Adverse Effect, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not reasonably be expected to have or cause a Material Adverse Effect. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.8, as the same may be supplemented from
                             ------------
time to time in writing by the Borrower, which accurately sets forth their respective jurisdictions of creation.

     SECTION 4.9.    Not an Investment Company.  Neither the Borrower nor any
                     -------------------------
Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 4.10.   Ownership of Property; Liens.  The Borrower and its
                     ----------------------------
Subsidiaries have title to its properties sufficient for the conduct of its business, including without limitation, all properties reflected in the Borrower's most recent consolidated financial statements provided to the Lenders as described in Section 4.4 or delivered pursuant to Section 5.1, as the case may be (but excluding any such assets sold in the ordinary course of business, or as otherwise expressly permitted by Section 6.9 of this Agreement or consented to in writing by the Required Lenders, subsequent to the date of such financial statements), and none of such properties is subject to any Lien except as permitted by Section 6.8.

     SECTION 4.11.  No Default.  Neither the Borrower nor any of its
                    ----------
Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party (including, without limitation, the Subsidiary Guarantee) or by which it or any of its property is bound which could reasonably be expected to have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     SECTION 4.12.  Full Disclosure.  All financial statements, reports,
                    ---------------
certificates, and other information (whether written or, in the case of information furnished by any Designated Officer, oral) heretofore furnished by or on behalf of the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (excluding any superseded information corrected or updated by delivery to the Administrative Agent, prior to the Closing Date, of corrected, updated or restated information) is, and all such information hereafter furnished by such representatives of the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts known to the Borrower, after due inquiry, which could reasonably be expected to have or cause a Material Adverse Effect.

     SECTION 4.13.  Environmental Matters.
                    ---------------------

     (a) Neither the Borrower nor any of its Subsidiaries is subject to any Environmental Liability which could reasonably be expected to have or cause a Material Adverse Effect and, to the best of the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best of the Borrower's knowledge, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. (S) 300,
(ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

     (b) No Hazardous Materials are being, and, to the best of the Borrower's knowledge, have been, used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, without independent inquiry, at or from any adjacent site or facility, except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance in all material respects with all applicable Environmental Requirements.

     (c) The Borrower and its Subsidiaries are in compliance in all material respects with all Environmental Requirements in connection with the operation of the Properties and the Borrower's and its Subsidiary's respective businesses.

     SECTION 4.14.  Capital Stock.  All Capital Stock, redeemable capital stock,
                    -------------
debentures, bonds, notes and all other securities and equity interests of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The Capital Stock of the Borrower's Wholly Owned Subsidiaries is owned by the Borrower free and clear of any Lien or adverse claim (other than Liens created under the Pledge Agreements as contemplated herein). At least a majority of the Capital Stock of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

     SECTION 4.15.  Margin Stock.  Neither the Borrower nor any of its
                    ------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation U or Regulation X.

     SECTION 4.16.  Insolvency.  After giving effect to the execution and
                    ----------
delivery of the Loan Documents, the making of the Loans under this Agreement, and the Spin-off, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in (S) 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

     SECTION 4.17.  Spin-off Transactions.  The Spin-off and the Spin-off
                    ---------------------
Dividend and all other related transactions comply in all material respects with all applicable laws and regulations, including without limitation, federal and state securities laws and regulations, and all organizational documents of the Borrower and GPI. The Spin-off and Spin-off Dividend and related transactions have been, or will be not later than 11:59 p.m. on the date of the initial Credit Extension made hereunder, consummated in all material respects in accordance with the terms and conditions set forth in the Form 10 Filing and Information Statement.

                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Borrower agrees that, from and after the Closing Date and for so long as any Lender or Swing Line Lender has any Commitment or Swing Line Commitment hereunder, any Facility LC remains outstanding, or any amount payable under any Loan, Reimbursement Obligation or any other Obligation hereunder remains unpaid:

     SECTION 5.1.    Information.  The Borrower will deliver to each of the
                     -----------
Lenders:

     (a) as soon as available and in any event within 95 days after the end of each Fiscal Year, Financial Statements (Annual) of the Borrower and its Consolidated Subsidiaries on a consolidated basis, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications (including, without limitation, statements as to "going concern" status) not acceptable to the Required Lenders (provided, that delivery pursuant to subsection (g) below of copies of the Annual Report on Form 10-K of the Borrower for such Fiscal Year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.1(a) with respect to the Borrower);

     (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each Fiscal Year, Financial Statements (Quarterly) of the Borrower and its Consolidated Subsidiaries on a consolidated basis, all certified as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower (provided, that delivery pursuant to subsection (g) below of copies of the Quarterly Report on Form 10-Q of the Borrower for such Fiscal Quarter filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.1(b) with respect to the Borrower);

     (c) simultaneously with the delivery of each set of financial statements referred to in subsections (a) and (b) above, a Compliance Certificate (i) setting forth in reasonable detail the calculations required to establish compliance with the requirements of Sections 5.3, 6.1 through 6.9 inclusive, and
6.14 on the date of such financial statements and (ii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (d) within five Business Days after the delivery of each set of annual financial statements referred to in subsection (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention in the course of their audit to cause them to believe that any Default or Event of Default existed on the date of such financial statements;

     (e) within five Business Days after the chief executive officer, chief financial officer, chief accounting officer, controller or chief legal officer of the Borrower (or any other individual having similar duties and responsibilities as any of the foregoing although not having the same title) becomes aware of the occurrence of any Default or Event of Default, a certificate of the chief financial officer or the chief accounting officer or such other Person of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

     (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

     (h) if and when the Borrower or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might reasonably be expected to constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC, (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice, or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice, in each case where such Reportable Event, withdrawal liability, termination or appointment could reasonably be expected to have or cause a Material Adverse Effect;

     (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request;

     (j) copies of the Borrower's and each of its Operating Subsidiaries' Approved Investment Policy as of the Closing Date and within 14 Business Days of any subsequent change therein;

     (k) promptly upon the receipt thereof, a copy of any management letter or management report prepared by the Borrower's independent certified public accountants in conjunction with the financial statements described in Section 5.1(a); and

     (l) within five Business Days after the chief executive officer, chief financial officer, chief accounting officer, controller or chief legal officer of the Borrower (or any other individual having similar duties and responsibilities as any of the foregoing although not having the same title) becomes aware of any pending or overtly threatened litigation or other legal proceedings, or any cancellation or termination of any material agreement or receipt or sending of written notice of default or intended cancellation or termination in respect thereof, or the occurrence of any other event or condition that, in any such case, could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.2.    Inspection of Property, Books and Records.  The Borrower
                     -----------------------------------------
will (i) keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each of its Subsidiaries to permit, representatives of any Lender, after notice to an officer of the Borrower or Subsidiary, at such Lender's expense during any period in which a Default or Event of Default is not in existence and at the Borrower's expense during any period in which a Default or Event of Default is in existence, to visit (which date of visit shall be two (2) Business Days after the date such request is made or any earlier date as may be mutually agreed by the Borrower and such Lender) and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired. Notwithstanding the foregoing, during any period in which a Default or Event of Default is not in existence, no Lender may engage in (i) more than two inspections per Fiscal Year or (ii) discussions with the Borrower's independent public accountants, unless the Borrower shall have otherwise consented to same.

     SECTION 5.3.    Additional Subsidiary Guarantors; Additional Pledge
                     ---------------------------------------------------
Agreements.
----------

     (a) If any Domestic Operating Subsidiary of the Borrower, whether now existing or hereafter organized or acquired, has consolidated revenue in any Fiscal Quarter that exceeds the Single Subsidiary Threshold, then the Borrower shall cause such Domestic Operating Subsidiary to become an additional Subsidiary Guarantor, as provided in this Section 5.3, within 30 days after delivery of the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, with respect to such Fiscal Quarter; provided, however, that in those instances where as a result of an Acquisition, or as a result of the sale, contribution, or other transfer of assets to a Subsidiary of the Borrower, the consolidated revenue of the resulting Domestic Operating Subsidiary is projected (on a pro forma basis) by the Borrower to exceed the Single Subsidiary Threshold during the current or the immediately succeeding Fiscal Quarter of the Borrower, and such Domestic Operating Subsidiary is not then a Subsidiary Guarantor, the Borrower shall cause such Domestic Operating Subsidiary to become an additional Subsidiary Guarantor, as provided in this
Section 5.3, within 30 days after the date of such Acquisition, sale, contribution or other transfer of assets.

     (b) If any First Tier Non-U.S. Operating Subsidiary, whether now existing or hereafter organized or acquired, has consolidated revenue in any Fiscal Quarter that exceeds the Single Subsidiary Threshold, then the Borrower shall cause the Applicable Pledge Amount of the Capital Stock of such First Tier Non-U.S. Operating Subsidiary to be pledged to the Administrative Agent, for the ratable benefit of the Lenders, the Swing Line Lender, the LC Issuer, and the Administrative Agent, pursuant to a Pledge Agreement as provided in this Section 5.3, within 30 days after delivery of the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, with respect to such Fiscal Quarter; provided, however, that in those instances where as a result of an Acquisition, or as a result of the sale, contribution, or other transfer of assets to a Subsidiary of the Borrower, the consolidated revenue of the resulting First Tier Non-U.S. Operating Subsidiary is projected (on a pro forma basis) by the Borrower to exceed the Single Subsidiary Threshold during the current or the immediately succeeding Fiscal Quarter of the Borrower, and none of the Capital Stock of such First Tier Non-U.S. Operating Subsidiary is then pledged to the Administrative Agent pursuant to a Pledge Agreement, then the Borrower shall cause the Applicable Pledge Amount of the Capital Stock of such First Tier Non-U.S. Operating Subsidiary to be so pledged to the Administrative Agent pursuant to a Pledge Agreement as provided in this Section 5.3, within 30 days after the date of such Acquisition, sale, contribution or other transfer of assets.

     (c) If for any Fiscal Quarter of the Borrower, the aggregate revenue (on a non-consolidated basis) of the Borrower and those Domestic Operating Subsidiaries that are then Subsidiary Guarantors, and those First Tier Non-U.S. Operating Subsidiaries whose Capital Stock has been pledged to the Administrative Agent pursuant to a Pledge Agreement, are less than the Aggregate Subsidiary Threshold, then the Borrower shall cause one or more other Domestic Operating Subsidiaries to become additional Subsidiary Guarantors, as provided in this Section 5.3, and/or shall cause the Applicable Pledge Amount of Capital Stock of one or more other First Tier Non-U.S. Operating Subsidiaries to be pledged to the Administrative Agent pursuant to a Pledge Agreement, within 30 days after delivery of the Financial Statements

(Annual) or Financial Statements (Quarterly), as the case may be, with respect to such Fiscal Quarter, so that after including the revenue of any such additional Subsidiary Guarantors and First Tier Non-U.S. Operating Subsidiaries, the aggregate revenue (on a non-consolidated basis) of the Borrower and all such Subsidiary Guarantors and First Tier Non-U.S. Operating Subsidiaries would equal or exceed the Aggregate Subsidiary Threshold for such Fiscal Quarter; provided, however, that in those instances where as a result of an Acquisition, or as a result of the sale, contribution, or other transfer of assets to a Subsidiary of the Borrower, or as a result of the sale or other disposition of assets by the Borrower or any Subsidiary (including the sale or other disposition of the capital stock of any Subsidiary), the aggregate revenue (on a non-consolidated basis) of the Borrower, those Domestic Operating Subsidiaries that are then Subsidiary Guarantors, and those First Tier Non-U.S. Operating Subsidiaries whose Capital Stock has been pledged to the Administrative Agent pursuant to a Pledge Agreement, are projected (on a pro forma basis) by the Borrower to be less than the Aggregate Subsidiary Threshold during the current or the immediately succeeding Fiscal Quarter of the Borrower, then the Borrower shall cause one or more other Domestic Operating Subsidiaries to become additional Subsidiary Guarantors, as provided in this Section 5.3, and/or shall cause the Applicable Pledge Amount of the Capital Stock of one or more other First Tier Non-U.S. Operating Subsidiaries to be pledged to the Administrative Agent pursuant to a Pledge Agreement, within 30 days after the date of such Acquisition, sale, contribution or other transfer or disposition, so that after including the revenue of any such additional Subsidiary Guarantors and First Tier Non-U.S. Operating Subsidiaries, the aggregate revenue (on a non-consolidated basis) of the Borrower and all such Subsidiary Guarantors and First Tier Non-U.S. Operating Subsidiaries for such Fiscal Quarter would equal or exceed the Aggregate Subsidiary Threshold.

     (d) The Borrower may elect at any time to have a Domestic Operating Subsidiary become an additional Subsidiary Guarantor as provided in this Section 5.3.

     (e) Upon the occurrence and during the continuation of any Event of Default, if the Required Lenders so direct, the Borrower shall (i) cause all of its Domestic Operating Subsidiaries to become additional Subsidiary Guarantors, as provided in this Section 5.3, within 30 days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent, and (ii) cause the Applicable Pledge Amount of the Capital Stock of all First Tier Non-U.S. Subsidiaries to be pledged to the Administrative Agent pursuant to a Pledge Agreement, as provided in this Section 5.3, within 30 days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent.

     (f) A Domestic Operating Subsidiary shall become an additional Subsidiary Guarantor by executing and delivering to the Administrative Agent a Subsidiary Guarantee Supplement and a Contribution Agreement Supplement, accompanied by (i) all other Loan Documents related thereto, (ii) certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Domestic Operating Subsidiaries, and opinions of counsel comparable to those delivered pursuant to Section 3.1(e), and (iii) such other documents as the Administrative Agent may reasonably request. No Domestic Operating Subsidiary that becomes a Subsidiary Guarantor shall thereafter cease to be a Subsidiary Guarantor or be entitled to be released or discharged from its obligations under the Subsidiary Guarantee or Contribution Agreement.

     (g) The Capital Stock of a First Tier Non-U.S. Operating Subsidiary shall be pledged to the Administrative Agent by the execution and delivery to the Administrative Agent of a Pledge Agreement, accompanied by (i) all certificates representing such Capital Stock, instruments of transfer and stock powers endorsed in blank, and Uniform Commercial Code financing statements in appropriate form in respect thereof, and (ii) such other documents as the Administrative Agent may reasonably request (including, without limitation, certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the Board of Directors of the holders of such Capital Stock, and opinions of counsel comparable to those delivered pursuant to Section 3.1(e)). The Capital Stock of a First Tier Non-U.S. Operating Subsidiary that has been pledged to the Administrative Agent pursuant to a Pledge Agreement shall not be entitled thereafter to be released from such Pledge Agreement, except in connection with a sale of such Capital Stock otherwise expressly permitted pursuant to Section 5.4 or Section 6.9 of this Agreement or consented to in writing by all of the Lenders.

     SECTION 5.4.    Maintenance of Existence.  The Borrower shall at all times
                     ------------------------
maintain its existence as a corporation in the jurisdiction of its incorporation. The Borrower shall cause each of its Operating Subsidiaries to maintain its legal existence, and carry on its business in substantially the same industry as such business shall be carried on the date of the first Borrowing hereunder; provided, that (i) the Borrower may dissolve Subsidiaries
                     --------
from time to time if (x) the Board of Directors of the Borrower has determined that such dissolution is desirable, and (y) such dissolution could not reasonably be expected to have or cause a Material Adverse Effect, and (ii) the Borrower or any Subsidiary may eliminate or discontinue a business line pursuant to Section 6.9(a).

     SECTION 5.5.    Use of Proceeds.  The proceeds of the Loans shall be used
                     ---------------
for working capital and other general corporate purposes, in each case to the extent not otherwise prohibited herein (including, without limitation, pursuant to Section 6.6(b)). No portion of the proceeds of the Loans will be used by the Borrower (i) in connection with any hostile tender offer for, or other hostile acquisition of, stock (or in the case of a limited liability company, the members' equivalent equity interest) of any corporation or limited liability company with a view towards obtaining control of such other corporation or limited liability company, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

     SECTION 5.6.    Compliance with Laws; Payment of Taxes.  The Borrower will,
                     --------------------------------------
and will cause each of its Subsidiaries and each member of the Controlled Group to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The Borrower will, and will cause each of its Subsidiaries to, pay, prior to the accrual of any penalty in respect thereof, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if reasonably requested by the Administrative Agent, the Borrower will set up reserves in accordance with GAAP.

     SECTION 5.7.    Insurance.  The Borrower will maintain, and will cause each
                     ---------
of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

     SECTION 5.8.    Maintenance of Property.  The Borrower shall, and shall
                     -----------------------
cause each of its Subsidiaries to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

     SECTION 5.9.    Environmental Notices.  Upon obtaining knowledge thereof,
                     ---------------------
the Borrower shall furnish to the Lenders and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing if any of the foregoing could reasonably be expected to have or cause a Material Adverse Effect; provided, that should the Borrower or any of its Subsidiaries receive any written notice with respect to any of the foregoing, then the Borrower shall provide the Lenders and the Administrative Agent with a copy of same, regardless of whether the facts, events or conditions described therein might have or cause a Material Adverse Effect.

     SECTION 5.10.   Environmental Release.  The Borrower agrees that upon the
                     ---------------------
occurrence of an Environmental Release it will act promptly to investigate the extent of, and to take appropriate remedial action to remedy, such Environmental Release, to the extent required by any applicable Environmental Requirement or any Environmental Judgment and Order, unless the Borrower is contesting such action in good faith through appropriate proceedings.

                                   ARTICLE 6

                               NEGATIVE COVENANTS
                               ------------------

     The Borrower agrees that, from and after the Closing Date and for so long as any Lender or Swing Line Lender has any Commitment or Swing Line Commitment hereunder, any Facility LC remains outstanding, or any amount payable under any Loan, Reimbursement Obligation or any other Obligation hereunder remains unpaid:

     SECTION 6.1.    Leverage Ratio.  The Leverage Ratio at the end of each
                     --------------
Fiscal Quarter shall not be greater than 2.25 to 1.00 for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

     SECTION 6.2.    Minimum Consolidated Net Worth.  Consolidated Net Worth, as
                     ------------------------------
at the end of each Fiscal Quarter, will not be less than the sum of (i) $200,000,000, plus (ii) 50% of cumulative Consolidated Net Income of the Borrower earned in each Fiscal Quarter beginning with the first Fiscal Quarter ending after the Closing Date (taken as one accounting period), but excluding from such calculations of Consolidated Net Income for purposes of this clause
(ii), any Fiscal Quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative, plus (iii) 100% of the cumulative Net Proceeds of Capital Stock received or deemed received during any period after the Closing Date, calculated quarterly at the end of each Fiscal Quarter, plus (iv) 100% of the increase to Consolidated Net Worth resulting from the conversion of Debt into equity interests.

     SECTION 6.3.    Fixed Charge Coverage Ratio.  The ratio of (i) Consolidated
                     ---------------------------
EBITR to (ii) Consolidated Fixed Charges as at the end of each Fiscal Quarter, shall not be less than 2.50 to 1.00 for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

     SECTION 6.4.    Restricted Payments.  The Borrower will not declare or make
                     -------------------
any Restricted Payment if, after giving effect thereto, (i) the aggregate of all Restricted Payments declared or made in any period of four consecutive Fiscal Quarters (excluding Fiscal Quarters ending on or before November 30, 2000) exceeds $10,000,000; or (ii) any Default or Event of Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.6) either immediately preceding or succeeding the making or declaration of any such Restricted Payment.

     SECTION 6.5.    Loans or Advances.  Neither the Borrower nor any of its
                     -----------------
Subsidiaries shall make loans or advances to any Person (excluding accounts receivable of the Borrower and its Subsidiaries arising from advances made by them in the ordinary course of their respective businesses), except: (i) loans or advances (other than travel advances described in clause (v) below) to employees not exceeding $1,000,000 in aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, (ii) deposits required by government agencies or public utilities, (iii) loans or advances by the Borrower to its Operating Subsidiaries or by such Operating Subsidiaries to the Borrower,
(iv) travel advances to employees not exceeding $500,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, and (v) loans or advances representing Investments as described in Schedule 6.6;
                                                                   ------------
provided that after giving effect to the making of any loans, advances or deposits permitted by clauses (i) through (iv) of this Section, no Default or Event of Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.6).

     SECTION 6.6.    Investments; Acquisitions.
                     -------------------------

     (a) Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 6.5 and except the following Investments (provided such Investments do not violate Section 6.6(b)):

(i)   absent the existence of a Default or Event of Default, Restricted
      Investments;

(ii) Investments in Subsidiaries (including, without limitation, any Person becoming a Subsidiary as a result of such Investment pursuant to an Acquisition otherwise permitted pursuant to Section 6.6(b));

(iii) capital contributions of assets as permitted by Section 6.9(a);


(iv) Investments made pursuant to an Acquisition otherwise permitted pursuant to Section 6.6(b);

(v)   Investments in existence on the Closing Date and described on Schedule
                                                                    --------
      6.6; and
      ---

(vi) Other Investments not described in the preceding clauses (i) through (iv) made in an aggregate amount during any period of four consecutive Fiscal Quarters (excluding Fiscal Quarters ending on or before November 30, 2000) not to exceed $10,000,000.

      (b) Without the prior written consent of the Required Lenders, the Borrower will not, nor will it permit any of its Subsidiaries to, acquire, whether directly or through the purchase of stock, convertible notes or otherwise, effect an Acquisition, or otherwise acquire any assets other than the loans, advances and investments permitted by Section 6.5 or 6.6(a), the assets of one of its Subsidiaries, or of fixed assets (which fixed assets do not constitute all or substantially all of the assets of the Person from whom such assets are acquired), unless in each case (i) such acquisition is of a business which is similar (as to product sold or service rendered) to the Borrower's or any relevant Subsidiary's, (ii) such acquisition is to be made upon a negotiated basis with the approval of the board of directors of the Person to be acquired, or of the percentage of ownership interests required by the charter documents of such Person to approve any such acquisition, (iii) the total amount of cash consideration paid, and Debt assumed or otherwise becoming part of Consolidated Total Debt (x) in such acquisition shall not exceed $25,000,000, and (y) in such acquisition, together with the aggregate amount of such cash consideration and Debt in respect of all other acquisitions made during the then-current Fiscal Year (or, in the case of the Borrower's 2001 Fiscal Year, the period from the Closing Date through the end of such 2001 Fiscal Year) shall not exceed $50,000,000, (iv) the then-current market value of all capital stock of the Borrower given as consideration in such acquisition, together with the aggregate value of all such capital stock given in respect of all other acquisitions made during the then-current Fiscal Year (or, in the case of the Borrower's 2001 Fiscal Year, the period from the Closing Date through the end of such 2001 Fiscal Year) shall not exceed $50,000,000, and (v) no Default or Event of Default shall be in existence or be caused thereby which has not been specifically waived in writing pursuant to Section 9.6 (and, if requested by the Administrative Agent, the Borrower has provided to the Administrative Agent a certificate to such effect, with supporting calculations of the financial covenants set forth in Sections 6.1 and 6.3 on a pro forma basis for the most recent four Fiscal Quarters of the

Borrower for which Financial Statements (Annual or Quarterly) are available after giving effect to such acquisition as of the first day of such period, and the financial covenant set forth in Section 6.2 on a pro forma basis as of the end of the most recent Fiscal Quarter of the Borrower for which Financial Statements (Annual or Quarterly) are available after giving effect to such acquisition as of the end of such Fiscal Quarter).

     SECTION 6.7.    Indebtedness.  The Borrower will not, nor will it permit
                     ------------
any of its Subsidiaries to, create, incur or suffer to exist any Debt, other than:

     (a) the Loans, LC Obligations, and Subsidiary Guarantees;

     (b) Debt secured by Liens permitted pursuant to Section 6.8;

     (c) Debt owing to the Borrower by any of its Subsidiaries payable on demand on a non-subordinated basis;

     (d) Debt arising from the renewal or extension of any Debt described in clause (b) above, provided that the amount of such Debt is not increased;

     (e) Debt owing to any Person as a portion of the consideration payable to the seller(s) in an Acquisition permitted by Section 6.6;

     (f) Debt owing by a Subsidiary of the Borrower that was in existence at the time such Person became a Subsidiary of the Borrower and not created or incurred in contemplation of such event, and that cannot be prepaid without penalty or premium or assumed by the Borrower, in an aggregate principal amount not to exceed $10,000,000 for all such Subsidiaries;

     (g) Debt in existence on the Closing Date and described on Schedule 6.7;
                                                                ------------

     (h) Debt of the Borrower arising from any Rate Management Transactions entered into in the ordinary course of business for protection against fluctuations in interest rates and/or foreign currency exchange rates, and not for speculative purposes; and

     (i) Debt of the Borrower not described in clauses (a) through (h) above in an aggregate principal amount outstanding at any time not to exceed $25,000,000.

Notwithstanding the foregoing, no Subsidiary of the Borrower that is not a Subsidiary Guarantor shall in any event create, incur or suffer to exist any Debt of the types described in clause (i) or (ii) of the definition of the term "Debt", other than Debt owing to the Borrower or any Subsidiary Guarantor and payable on demand on a non-subordinated basis.

     SECTION 6.8.    Negative Pledge.  Neither the Borrower nor any of its
                     ---------------
Subsidiaries will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for the following.

     (a) Liens existing on the date of this Agreement and described on Schedule
                                                                       --------
6.8 securing Debt outstanding on the date of this Agreement in an aggregate
---
principal amount not exceeding $11,000,000;

     (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary, not created in contemplation of such event, that secures Debt permitted by Section 6.7(f);

     (c) any Lien on any asset securing Debt (including, without limitation, a Capitalized Lease) incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien (i) attaches to such asset (and no other asset) concurrently with or within 18 months after the acquisition or completion of construction thereof, and (ii) secures solely such Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset;

     (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event, that secures Debt permitted by
Section 6.7(f);

     (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

     (f) Liens securing Debt owing by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower;

     (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses (a) through (f) of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

     (h) Liens incidental to the conduct of its business or the ownership of its assets, including, without limitation, Liens of materialmen and landlords, which
(i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

     (i) any Lien in respect of any taxes which are either (x) not, as at any date of determination, due and payable or (y) being contested in good faith as permitted by Section 5.6;

     (j) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that such Person shall have established reserves which are adequate under GAAP for such judgments or awards;

     (k) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt, otherwise permitted pursuant to Section 6.7, in an aggregate principal amount at any time outstanding not to exceed $5,000,000;

provided that Liens permitted by the foregoing paragraphs (a) through (k) shall at no time secure Debt or other liabilities or obligations in an aggregate amount greater than $20,000,000.

     SECTION 6.9.   Consolidations, Mergers and Sales of Assets.  The Borrower
                    -------------------------------------------
will not, nor will it permit any of its Subsidiaries to, consolidate or merge with or into, or effect any Asset Sale to, any other Person, or discontinue or eliminate any Operating Subsidiary or business segment, provided that (A) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing, (B) Subsidiaries may merge with, and sell assets to, one another and the Borrower, (C) the Borrower and its Subsidiaries may eliminate or discontinue business lines and segments from time to time if (i) such action has been approved by the Board of Directors of the Borrower, and (ii) such elimination or discontinuance will not jeopardize the Borrower's or any Subsidiary Guarantor's ability to perform under any of the Loan Documents, (D) so long as no Default or Event of Default shall be in existence either immediately prior to or following any asset disposition, the Borrower and its respective Subsidiaries may effect any Asset Sale so long as the value of the assets sold (measured at the higher of book value or the total sale price for such assets) pursuant to all such Asset Sales during any period of four consecutive Fiscal Quarters (excluding Fiscal Quarters ending on or before November 30, 2000) does not exceed $25,000,000, and (E) Subsidiaries which are formed for the sole purpose of (1) merging into Persons that will become Subsidiaries, or (2) acquiring the assets or stock (or in the case of a limited liability company, the members' equivalent equity interests) of Persons and thereafter becoming Subsidiaries, may merge with such Persons or consolidate those Persons' assets with the assets of those Subsidiaries.

     SECTION 6.10.  Limitation on Payment Restrictions Affecting Subsidiaries.
                    ---------------------------------------------------------
The Borrower will not, nor will it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction (excluding any such encumbrance or restriction under this Agreement) on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of its Capital Stock, or (ii) pay any indebtedness owed to the Borrower or any of its Subsidiaries, or (iii) transfer any of its property or assets to the Borrower or any of its Subsidiaries, except any such encumbrance or restriction imposed by a lender extending purchase money financing in respect of any asset or assets of the Borrower or any Subsidiary so long as such encumbrance or restriction does not so encumber or restrict any other assets or property of the Borrower or any Subsidiary.

     SECTION 6.11.  Change in Fiscal Year.  The Borrower will not change its
                    ---------------------
Fiscal Year without the consent of the Required Lenders, which consent shall not be unreasonably withheld.

     SECTION 6.12.  Environmental Matters.  The Borrower will not, and will not
                    ---------------------
permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in compliance in all material respects with all applicable Environmental Requirements.

     SECTION 6.13.  Transactions with Affiliates.  Except for those agreements
                    ----------------------------
more particularly described on Schedule 6.13, neither the Borrower nor any of
                               -------------
its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Guarantor), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

     SECTION 6.14.  Capital Expenditures.  Neither the Borrower nor any of its
                    --------------------
Subsidiaries will make or permit to be made Capital Expenditures in any Fiscal Quarter ending after the Closing Date such that the aggregate amount of such Capital Expenditures during such Fiscal Quarter and the immediately preceding three (3) Fiscal Quarters (but excluding Fiscal Quarters ending on or before November 30, 2000) exceeds $35,000,000.

                                   ARTICLE 7

                                   DEFAULTS
                                   --------

     SECTION 7.1.    Events of Default.  Each of the following events ("Events
                     -----------------
of Default") shall constitute an Event of Default under this Agreement:

     (a) the Borrower shall fail to pay when due any principal of any Loan, or shall fail to pay any Reimbursement Obligation within one Business Day after such obligation shall become due, or shall fail to pay any interest on any Loan within three Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Business Days after such fee or other amount becomes due; or

     (b) the Borrower shall fail to observe or perform any covenant contained in
Section 5.1(e), Section 5.2(ii), Sections 6.1 through 6.11 inclusive, Section 6.13, or Section 6.14;

     (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender or (ii) the Borrower otherwise becomes aware of any such failure; or

     (d) any representation, warranty, certification or statement made or incorporated by reference in Article 4 hereof, in any other Loan Document, or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

     (e) the Borrower or any of its Subsidiaries shall fail to make any payment in respect of Debt outstanding in the aggregate principal amount of $1,000,000 or greater (other than (i) the Loans and (ii) Debt held by the Borrower owed by a Consolidated Subsidiary or Debt held by a Consolidated Subsidiary owed by the Borrower) when due or within any applicable grace period; or

     (f) an "Event of Default" shall occur under any of the other Loan Documents; provided, that, should any such "Event of Default" be waived by the Required Lenders (or, if required by Section 9.6(a) or the terms of such other Loan Document, all Lenders), then, such waiver shall operate as a waiver of an Event of Default arising under this Section 7.1(f) as a result of same; or

     (g) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any of its Subsidiaries (other than (i) the Loans and (ii) Debt held by the Borrower owed by a Consolidated Subsidiary or Debt held by a Consolidated Subsidiary owed by the Borrower) in the aggregate principal amount of $1,000,000 or greater (including, without limitation, any "put" of such Debt to the Borrower or any of its Subsidiaries) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any "put" of such Debt to the Borrower or any of its Subsidiaries); or

     (h) the Borrower or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing; or

     (i) an involuntary case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any of its Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

     (j) the Borrower or any member of its Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c) (5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of its Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; provided, that no Default or Event of Default shall arise under this paragraph (j) so long as the maximum potential liability to the Borrower or any member of its Controlled Group shall be not greater than $5,000,000; or

     (k) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000, shall be rendered against the Borrower or any of its Subsidiaries and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

     (l) a federal tax lien shall be filed against the Borrower under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower under
Section 4068 of ERISA and in either case such lien shall (i) secure an obligation, or asserted obligation, in excess of $5,000,000 and (ii) remain undischarged or unstayed for a period of 30 days after the date of filing; or

     (m) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Borrower, or
(ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

     (n) (i) the Subsidiary Guarantee or any Pledge Agreement shall cease to be enforceable or (ii) the Borrower or any Subsidiary shall assert that any Loan Document is not enforceable.

     SECTION 7.2.    Notice of Default.  The Administrative Agent shall give
                     -----------------
notice to the Borrower of any Default under Section 7.1(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

     SECTION 7.3.    Termination of Commitments; Acceleration; Facility LC
                     -----------------------------------------------------
Collateral Account.
------------------

     (a) If any Default or Event of Default described in Section 7.1(h) or 7.1(i) occurs with respect to the Borrower, the obligations of the Lenders (including the Swing Line Lender) to make Loans hereunder and the obligation of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer, the Swing Line Lender, or any Lender, and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default or Event of Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders (including the Swing Line Lender) to make Loans hereunder and the obligation of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     (b) If at any time while any Default or Event of Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may (and at the direction of the Required Lenders shall) make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     (c) The Administrative Agent may (and at the direction of the Required Lenders shall) at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders (including the Swing Line Lender) or the LC Issuer under the Loan Documents.

     (d) At any time while any Default or Event of Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment (including the Swing Line Commitment) has been terminated, any fund remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

                                   ARTICLE 8

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     SECTION 8.1.    Appointment; Powers and Immunities.  Each Lender and the LC
                     ----------------------------------
Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as its

Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ Administrative Agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such Administrative Agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article 8 are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof, other than the right of the Borrower to consent to the appointment of a successor Administrative Agent as set forth in the second sentence of Section 8.9. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

     SECTION 8.2.    Reliance by Administrative Agent.  The Administrative Agent
                     --------------------------------
shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     SECTION 8.3.    Defaults.  The Administrative Agent shall not be deemed to
                     --------
have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a

Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall give each Lender prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 8.8 and Section 9.6) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 8.4.    Rights of Administrative Agent as a Lender.  With respect
                     ------------------------------------------
to the Loans made by it, Bank One in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Bank One in its individual capacity. The Administrative Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and any of its Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

     SECTION 8.5.    Indemnification.  Each Lender severally agrees to indemnify
                     ---------------
the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Pro Rata Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     SECTION 8.6.    Payee of Note Treated as Owner.  The Administrative Agent
                     ------------------------------
may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the

Administrative Agent and the provisions of Section 9.8(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

     SECTION 8.7.    Nonreliance on Administrative Agent and Other Lenders.
                     -----------------------------------------------------
Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

     SECTION 8.8.    Failure to Act.  Except for action expressly required of
                     --------------
the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 8.5 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

     SECTION 8.9.    Resignation or Removal of Administrative Agent.  Subject to
                     ----------------------------------------------
the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, provided that so long as no Event of Default
                                --------
shall have occurred and be continuing, such appointment shall be subject to the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                                   ARTICLE 9

                                 MISCELLANEOUS
                                 -------------

     SECTION 9.1.    Notices.  All notices, requests and other communications to
                     -------
any party hereunder shall be in writing (including bank wire, telex, telecopier or similar writing) and shall be given to such party at its address or telecopier or telex number set forth on the signature pages hereof or such other address or telecopier or telex number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier or telex, when such telecopier or telex is transmitted to the telecopier or telex number specified in this Section and the appropriate confirmation or answerback is received, (ii) if given by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent
                           --------
under Article 2 shall not be effective until received.

     SECTION 9.2.    No Waivers.  No failure or delay by any party to this
                     ----------
Agreement in exercising any right, power or privilege hereunder or under any Note, Subsidiary Guarantee, Pledge Agreement or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.3.    Expenses; Documentary Taxes.  The Borrower shall pay (i)
                     ---------------------------
all reasonable out-of-pocket costs and expenses of the Administrative Agent, including the fees and disbursements of Administrative Agent's counsel (including King & Spalding), in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereto or thereto, and (ii) if a Default or Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent, or any Lender, Swing Line Lender or LC Issuer, including reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other Loan Documents.

     SECTION 9.4.    Indemnification.
                     ---------------

     (a) The Borrower shall indemnify the Administrative Agent, the Lenders, the Swing Line Lender, the LC Issuer, and each affiliate thereof and their respective directors, officers, and employees (each an "Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any Credit Extension or any Facility LC hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing (an "Indemnity Proceeding"), and the Borrower shall reimburse each Indemnified Party, upon demand (but no more frequently than every Fiscal Quarter) for any reasonable expenses (including, without limitation, reasonable legal fees) incurred in connection with any such investigation or proceeding ("Claims and Expenses"); but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Indemnified Party; provided, that should the Borrower pay any amounts to the Administrative Agent, the Lenders, Swing Line Lender, or LC Issuer due to this Section, and it shall be determined that the harm being indemnified against resulted from the Administrative Agent's or any Lender's, Swing Line Lender's, or LC Issuer's gross negligence or willful misconduct, then such party receiving such payment shall rebate such payment to the Borrower, together with interest thereon accruing at the Federal Funds Rate from the date such payment was made until the date such rebate is received by the Borrower (calculated for the actual number of days elapsed on the basis of a 365 day year).

     (b) If the Borrower is required to indemnify an Indemnified Party pursuant hereto and have provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

     (c) If a claim is to be made by an Indemnified Party under this Section, the Indemnified Party shall give written notice to the Borrower promptly after the Indemnified Party receives actual notice of any Claims and Expenses incurred or instituted for which the indemnification is sought; provided, that, the
                                                       --------  ----
failure to give such prompt notice shall not decrease the Claims and Expenses payable by the Borrower, except to the extent that such failure has caused the Borrower to forfeit any substantive right of a material nature. If requested by the Borrower in writing, and so long as (i) no Event of Default shall have occurred and be continuing and (ii) the Borrower has acknowledged in writing to the Indemnified Party that the Borrower shall be obligated under the terms of its indemnity hereunder in connection with such Indemnity Proceeding (subject to the exclusion of any losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Indemnified Party), the Borrower may, at its election, conduct the defense of any such Indemnified Proceeding to the extent such contest may be conducted in good faith on legally supported grounds. If any lawsuit or enforcement action is filed against any Indemnified Party entitled to the benefit of indemnity under this Section, written notice thereof shall be given to the Borrower as soon as practicable (and in any event within 15 days after the service of the citation or summons). Notwithstanding the foregoing, the failure so to notify the Borrower as provided in this Section will not relieve the Borrower from liability hereunder. After such notice, the Borrower shall be entitled, if they so elect, to take control of the defense and investigation of such lawsuit or action and to employ and engage counsel of their own choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Borrower's cost, risk and expense; provided however, that the Borrower and its
                                   -------- -------
counsel shall proceed with diligence and in good faith with respect thereto.  If
(i) the engagement of such counsel by the Borrower would present a conflict of interest which would prevent such counsel from effectively defending such action on behalf of the Indemnified Party, (ii) the defendants in, or targets of, any such lawsuit or action include both the Indemnified Party and Borrower, and the Indemnified Party reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to the Borrower, (iii) the Borrower fails to assume the defense of the lawsuit or action or to employ counsel reasonably satisfactory to such Indemnified Party, in either case in a timely manner, or (iv) an Event of Default shall occur and be continuing, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Borrower will pay the fees and disbursements of such counsel; provided, however that each Indemnified Party shall, in connection with any matter covered by this Section which also involves other Indemnified Parties, use reasonable efforts to avoid unnecessary duplication of efforts by counsel for all indemnities. Should the Borrower be entitled to conduct the defense of any Indemnity Proceeding pursuant to the terms of this Section, the Indemnified Party shall cooperate (with all Claims and Expenses associated therewith to be paid by the Borrower) in all reasonable respects with the Borrower and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however that the Indemnified Party may, at its own cost (except as set
--------  -------
forth in, and in accordance with, the foregoing sentence), participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.

     (d) The Administrative Agent, LC Issuer, Swing Line Lender and each Lender agree that in the event that any Indemnity Proceeding is asserted or threatened in writing or instituted against it or any other party entitled to indemnification hereunder, the Administrative Agent, LC Issuer, Swing Line Lender or such Lender shall promptly notify the Borrower thereof in writing and agree, to the extent appropriate, to consult with the Borrower with a view to minimizing the cost to the Borrower of its obligations under this Section; provided that the failure to so notify the Borrower will not relieve the Borrower from liability hereunder except to the extent such failure has caused the Borrower to forfeit any substantive right of a material nature.

     SECTION 9.5.    Sharing of Setoffs.  Each of the Lender (including the
                     ------------------
Swing Line Lender) agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Loans held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Loan held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans held by the Lenders owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this
                                         --------
Section shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Loans, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     SECTION 9.6.    Amendments and Waivers.
                     ----------------------

     (a) Except as otherwise specifically provided herein, any provision of this Agreement or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights, commitments, or duties of the Administrative Agent, Swing Line Lender or LC Issuer are affected thereby, by the Administrative Agent, Swing Line Lender, or LC Issuer, as the case may be); provided that, no such amendment or waiver shall, unless signed by all Lenders,
(i) change the Commitment or Swing Line Commitment of any Lender or Swing Line Lender or subject any Lender or Swing Line Lender to any additional obligation,
(ii) reduce the principal of or rate of interest on any Loan, Reimbursement Obligation, or any fees hereunder (other than fees payable under the Administrative Agent/Arranger Letter Agreement), (iii) extend the date fixed for any payment of principal of or interest on any Loan, Reimbursement Obligation, or any fees (other than fees payable under the Administrative Agent/Arranger Letter Agreement) hereunder, (iv) reduce the amount of principal, interest, Reimbursement Obligation, or fees due on any date fixed for the payment thereof,
(v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Obligations, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement, (vii) reduce any obligation owed under or release any Subsidiary Guarantee (except as permitted under Section 5.4 or 6.9 in connection with the dissolution, sale or other disposition of a Subsidiary Guarantor) given to support payment of the Obligations, (viii) release all or any material portion of the collateral under any Pledge Agreement (except as permitted under Section 5.4 or 6.9 in connection with the dissolution, sale or other disposition of a First Tier Non-U.S. Operating Subsidiary), (ix) extend the Facility Termination Date or Maturity Date, or the expiry date of any Facility LC to a date after the Facility Termination Date, or
(x) amend this Section 9.6(a).

     (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Lender shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with both (i) reasonably sufficient information to enable it to make an informed decision with respect thereto, and (ii) substantially the same information as supplied by the Borrower to any other Lender. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Lender within two Business Days following the date on which the same shall have been executed and delivered by the requisite percentage of Lenders. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as such) as consideration for or as an inducement to the entering into by such Lender of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Lenders.

     SECTION 9.7.    No Margin Stock Collateral.  Each of the Lenders represents
                     --------------------------
to the Administrative Agent, each of the other Lenders and the Borrower that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 9.8.    Successors and Assigns.
                     ----------------------

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Administrative Agent, the Lenders and the LC Issuer.

     (b) Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment hereunder or any other interest of such Lender hereunder, provided that such participations shall be in minimum amounts of $5,000,000. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan and Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.
In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the reduction of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the reduction in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) facility fee is payable hereunder from the rate at which the Participant is entitled to receive interest or facility fee (as the case may be) in respect of such participation, or (iv) the reduction of any obligation owing under or the release of the Subsidiary Guarantee (except as permitted under Section 5.4 or 6.9(a) in connection with the dissolution, sale or other disposition of a Subsidiary Guarantor) given to support payment of the Loans. Each Lender selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, shall, within 10 Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower acknowledges and agrees that the benefits of Sections 2.19 through 2.22 shall continue in effect with respect to the full amount of each Lender's Loans and Commitment, notwithstanding its sale of participating interests therein as contemplated hereby.

     (c) Any Lender may at any time transfer and assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its Outstanding Credit Exposure or other rights and obligations under this Agreement, the Notes, and any other Loan Documents, and such Assignee shall assume all such Outstanding Credit Exposure or other rights and obligations, pursuant to an Assignment Agreement in the form attached hereto as Exhibit E,
                                                                   ---------
executed by such Assignee, such transferor Lender and the Administrative Agent (and, in the case of an Assignee that is not then a Lender, by the Borrower); provided that (i) no interest may be sold pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's Commitment and obligations in respect of Facility LCs and Swing Line Loans, (ii) the amount of the Commitment of the transferor Lender subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000) or, if less, the remaining amount of the transferor Lender's Commitment as of the date of such assignment, and (iii) so long as no Event of Default has occurred and is continuing, no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender, or an Affiliate of a Lender, without the prior written consent of the Borrower and the Administrative Agent (which consent of the Borrower and the Administrative Agent shall not be unreasonably withheld or delayed). Upon (A) execution of the Assignment Agreement by such transferor Lender, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of a Notice of Assignment and an executed copy of the Assignment Agreement to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, and (D) payment of a processing and recordation fee of $3,500 to the Administrative Agent, such Assignee shall, on the "Effective Date" as provided in the Assignment Agreement, for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders, the LC Issuer or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to such Assignee and, if necessary, a new Note shall be issued to the transferor Lender.

     (d) Subject to the provisions of Section 9.9, the Borrower authorizes each Lender to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this

Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

     (e) Transferees shall be entitled to receive a greater payment under
Section 2.19 or 2.20 than the transferor Lender would have been entitled to receive with respect to the rights transferred, only if such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 2.23 requiring such Lender to designate a different Lending Installation under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     (f) Anything in this Section 9.8 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or other Obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or other Obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or other Obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

     SECTION 9.9.   Confidentiality.  Each Lender agrees to exercise its
                    ---------------
reasonable efforts and in any event not less than the same degree of care as it uses to maintain its own confidential information in maintaining the confidentiality of any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information from any one other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender or an affiliate of any Lender, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (iv) which has been publicly disclosed by means which are not violative of this Section 9.9, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any right, power of remedy hereunder or under any of the other Loan Documents, (vii) to such Lender's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing (x) to be bound by the provisions of this Section 9.9 and (y) that the Borrower is a third party beneficiary of such agreement, and (z) to return all copies of the confidential information to the Administrative Agent if the proposed assignment or participation is not consummated.

     SECTION 9.10.  Representation by Lenders.  Each Lender hereby represents
                    -------------------------
that it is a commercial lender or financial institution which makes Loans and other Credit Extensions in the ordinary course of its business and that it will make its Loans and other Credit Extensions hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.8, the disposition of the Loan or Loans held by that Lender shall at all times be within its exclusive control.

     SECTION 9.11.  Obligations Several.  The obligations of each Lender, Swing
                    -------------------
Line Lender and LC Issuer hereunder are several, and none of them shall be responsible for the obligations or commitment of any other party hereunder. Nothing contained in this Agreement and no action taken by the Lenders, Swing Line Lender and LC Issuer pursuant hereto shall be deemed to constitute any of them to be a partnership, an, association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender, Swing Line Lender and LC Issuer shall be a separate and independent debt, and each Lender, Swing Line Lender and LC Issuer shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other of them to be joined as an additional party in any proceeding for such purpose.

     SECTION 9.12.  Georgia Law.  This Agreement and each Note shall be
                    -----------
construed in accordance with and governed by the law of the State of Georgia without regard to the effect of conflicts of laws.

     SECTION 9.13.  Interpretation.  No provision of this Agreement or any of
                    --------------
the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     SECTION 9.14.  WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.  THE BORROWER
                    ---------------------------------------------
(A) AND EACH OF THE LENDERS, SWING LINE LENDER, LC ISSUER, AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE ADMINISTRATIVE AGENT, THE LENDERS, THE SWING LINE LENDER OR LC ISSUER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST THE BORROWER PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR JURISDICTION.

     SECTION 9.15.  Counterparts.  This Agreement may be signed in any number of
                    ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9.16.  Severability.  In case any one or more of the provisions
                    ------------
contained in this Agreement, the Notes, Subsidiary Guarantee, Pledge Agreement(s), or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 9.17.  Interest.  In no event shall the amount of interest, and all
                    --------
charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Lender, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans and other Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Lenders do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Lenders hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that
(i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Administrative Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Lender, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

     SECTION 9.18.  Replacement of Lenders.  If (i) any Lender demands payment
                    ----------------------
of amounts pursuant to Sections 2.19, 2.20 or 2.24 that exceed comparable amounts being demanded by the other Lenders in respect of the circumstances described in either such Section, or (ii) any Lender sends the Borrower a notice of violation of applicable law, rule, regulation, or directive pursuant to Section 2.21 and such notice is not sent by the other Lenders, then in any such case the Borrower may, in its sole discretion and at its sole expense, on 10 Business Days' prior notice to the Administrative Agent and the affected Lender, cause such Lender to (and such Lender shall) assign, pursuant to Section 9.8(c), all of its rights and obligations under this Agreement to a financial institution designated by the Borrower that is willing to become a Lender, such assignment to be made upon payment to the assigning Lender of an amount equal to the outstanding principal amount of the Loans payable to such Lender plus all accrued but unpaid interest on such Loans, all accrued but unpaid fees with respect to such Lender's Commitment, the assumption of such Lender's obligations in respect of all LC Obligations and Swing Line Loans, and all other amounts payable to such Lender under this Agreement. Without limiting the foregoing, the Borrower may in lieu of finding a replacement Lender for the affected Lender, elect to reduce the Aggregate Commitment by the amount of the Commitment of such affected Lender.

     SECTION 9.19.  LIMITATION OF DAMAGES.  NEITHER THE ADMINISTRATIVE AGENT NOR
                    ---------------------
ANY OF THE LENDERS SHALL BE RESPONSIBLE OR LIABLE TO ANY PERSON OR ENTITY FOR ANY PUNITIVE OR EXEMPLARY DAMAGES WHICH MAY BE ALLEGED AGAINST THE ADMINISTRATIVE AGENT IN ITS AGENCY CAPACITY OR AGAINST ANY OF THE LENDERS AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    NATIONAL DATA CORPORATION



Address for Notices:                By: /s/ Randolph L.M. Hutto
-------------------                     -------------------------------
                                        Name:  Randolph L.M. Hutto
National Data Plaza                     Title: Chief Financial Officer
Atlanta, Georgia 30329-2010
Attention: Patricia Wilson, Esq.
Telecopier No.: [404/728-2990]

                                     BANK ONE, NA,
                                     as Administrative Agent, Lender, LC Issuer and Swing Line Lender



Address for Notices                  By: /s/ Jennifer Schmoll
-------------------                      ------------------------------
                                         Name:  Jennifer Schmoll
Bank One Plaza                           Title: Customer Service Officer
Mail Suite 0324, Tenth Floor
Chicago, Illinois 60670
Attention: David McNeela
Telecopier No.: 312/732-2991

                                     Lending Installation:
                                     --------------------

                                     Bank One Plaza
                                     Chicago, Illinois 60670


                                     SYNDICATED LOAN COMMITMENT:
                                     --------------------------

                                     $25,000,000

                                     SWING LINE COMMITMENT:
                                     ---------------------

                                     $5,000,000

                                        SUNTRUST BANK,
                                        as Lender



Address for Notices                     By: /s/ Robert Massenburg
-------------------                         ------------------------------
                                        Name:  Robert Massenburg
SunTrust Plaza                          Title: Director
303 Peachtree Street, NE
4th Floor, MC-____
Atlanta, GA 30308
Attention:  Robert Massenburg
Telecopier No.: 404/588-7497

                                        Lending Installation:
                                        --------------------

                                        SunTrust Plaza
                                        303 Peachtree Street, N.E.
                                        Atlanta, GA 30308


                                        SYNDICATED LOAN COMMITMENT:
                                        --------------------------

                                        $15,000,000

                                        WACHOVIA BANK, N.A.,
                                        as Lender



Address for Notices                     By: /s/ Karen H. McClain
-------------------                         -------------------------------
                                            Name:  Karen H. McClain
191 Peachtree Street                        Title: Senior Vice President
29th Floor
Atlanta, GA 30303
Attention:  Karen McClain
Telecopier No.: 404/332-4048

                                        Lending Installation:
                                        --------------------

                                        Wachovia Bank, N.A.
                                        191 Peachtree Street
                                        Atlanta, GA 30303


                                        SYNDICATED LOAN COMMITMENT:
                                        --------------------------

                                        $10,000,000